UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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COUNTERPATH CORPORATION
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COUNTERPATH CORPORATION
Suite 300 - 505 Burrard Street, Box 95
Vancouver, British Columbia
Canada V7M 1X3

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

October 22, 2009
2:00 PM VANCOUVER TIME

TO THE STOCKHOLDERS OF COUNTERPATH CORPORATION:

             NOTICE IS HEREBY GIVEN that CounterPath Corporation (the “Company”), a Nevada corporation, will hold its Annual and Special Meeting of stockholders (the “Meeting”) on October 22, 2009 at 2:00 p.m. (Vancouver time) at the Vancouver Club, located at 915 West Hastings Street, Vancouver, British Columbia, Canada V6C 1C6.

             The Meeting is being held for the following purposes:

1.

To elect Mark Bruk, Peter Charbonneau, Chris Cooper, William Jin, Donovan Jones, Owen Matthews, Terence Matthews, Greg Pelling and Larry Timlick, as the directors of the Company for a one-year term expiring on the day of the 2010 Meeting of stockholders;

2.

To ratify the selection of BDO Dunwoody LLP, Chartered Accountants, as our independent registered public accounting firm for the year ending April 30, 2010 and to authorize the Board of Directors to fix the remuneration of the auditors;

3.	To approve, ratify and confirm the adoption of a Deferred Share Unit Plan;

4.	To approve, ratify and confirm the increase in the number of shares issuable under our 2005 Stock Option Plan by 800,000 shares;

5.	To approve, ratify and confirm the decrease in the number of shares issuable under our Employee Share Purchase Plan by 800,000 shares; and

6.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

             The Board of Directors has fixed the close of business on September 4, 2009 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. At the Meeting, each of the shares of common stock represented at the meeting will be entitled to one vote on each matter properly brought before the Meeting. In addition, Valiant Trust Company (the “Trustee”), the holder of record of the series A special voting share (the “Voting Share”) of the Company as of September 4, 2009, is entitled to vote in respect of the holders of record of the series A exchangeable shares (the “Exchangeable Shares”) of our subsidiary, 6789722 Canada Inc. as of September 4, 2009. Votes cast in respect of the Exchangeable Shares will be voted through the Voting Share by the Trustee as directed by the holders of Exchangeable Shares, except votes cast with respect to the Exchangeable Shares whose holders attend and vote in person as proxy of the Trustee at the Meeting.

             Your attention is directed to the accompanying proxy statement and exhibits which summarize each item. Stockholders who do not expect to attend the Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

             THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO

YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS
By:

/s/ Terence Matthews
Terence Matthews
Chairman of the Board
Dated: September 4, 2009

COUNTERPATH CORPORATION
Suite 300 - 505 Burrard Street, Box 95
Vancouver, British Columbia
Canada V7M 1X3

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

             The enclosed proxy is solicited on behalf of our Board of Directors (the “Board”) for use at the Annual and Special Meeting of stockholders (the “Meeting”) to be held on October 22, 2009 at 2:00 p.m. (Vancouver time) or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about September 11, 2009 to all holders of record of shares of our common stock (the “Common Stock”), and to Valiant Trust Company (the “Trustee”), the holder of record of the series A special voting share (the “Voting Share”) of our company, and to the holders of record of the series A exchangeable shares (the “Exchangeable Shares”) of our subsidiary, 6789722 Canada Inc., being all of the stockholders entitled to vote at the Meeting. The Meeting will be held at the Vancouver Club, located at 915 West Hastings Street, Vancouver, British Columbia, Canada V6C 1C6.

Who Can Vote

             You are entitled to vote if you were a holder of record of shares of Common Stock as of the close of business on September 4, 2009 (the “Record Date”). Your shares of Common Stock can be voted at the Meeting only if you are present in person or represented by a valid proxy. In addition, the Trustee, as the holder of record of the Voting Share as of the Record Date, is entitled to vote in respect of the holders of record of the Exchangeable Shares as of the Record Date. Votes cast in respect of the Exchangeable Shares will be voted through the Voting Share by the Trustee as directed by the holders of Exchangeable Shares, except votes cast with respect to the Exchangeable Shares whose holders attend and vote in person as proxy of the Trustee at the Meeting.

Shares Outstanding and Quorum

             Holders of record of Common Stock, the Voting Share, and the Exchangeable Shares at the close of business on September 4, 2009, the Record Date, will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented at the Meeting will be entitled to one (1) vote on each matter properly brought before the Meeting. The Voting Share entitles the Trustee to one (1) vote for each Exchangeable Share outstanding as of the Record Date. Votes cast in respect of the Exchangeable Shares will be voted through the Voting Share by the Trustee acting as directed by the holders of the Exchangeable Shares, except votes cast with respect to Exchangeable Shares whose holders attend and vote in person as proxy of the Trustee of the Meeting. On the Record Date, there were 29,409,420 shares of Common Stock, 219,841 Exchangeable Shares and one (1) Voting Share issued and outstanding. Each Exchangeable Share is exchangeable at any time, at the election of the holder thereof, or in certain circumstances, our company, into one (1) share of Common Stock.

             In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, stockholders representing at least 10% of the shares entitled to vote, represented in person or by proxy, constitute a quorum at any meeting of stockholders.

Proxy Card and Revocation of Proxy

             Registered shareholders are entitled to vote at the Meeting. The persons named as proxyholders (the “Designated Persons”) in the enclosed form of proxy are directors and/or officers of our company.

             A shareholder has the right to appoint a person or corporation (who need not be a shareholder) to attend and act for or on behalf of that shareholder at the Meeting, other than the Designated Persons named in the enclosed form of proxy.

             To exercise this right, the shareholder may do so by striking out the printed names and inserting the name of such other person and, if desired, an alternate to such person, in the blank space provided in the form of proxy.

             In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of the nominees for directors and each of the proposals set out in this proxy statement and at their discretion on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

             Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Valiant Trust Company, Proxy Department, 600 - 750 Cambie Street, Vancouver, British Columbia, Canada V6B 0A2, facsimile: (604) 681-3067 at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

             The persons named as proxyholders in the proxy card were designated by the Board. A stockholder has the right to appoint a person or corporation (who need not be a stockholder) to attend and act for and on behalf of that stockholder at the Meeting, other than the designated persons in the enclosed proxy card. To exercise this right, the stockholder may do so by striking out the printed names and inserting the name of such other person and, if desired, an alternate to such person in the blank space provided in the proxy card.

             The shares of Common Stock represented by a stockholder's proxy card will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot that may be called for and that, if the stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly.

             Holders of the Exchangeable Shares who wish to direct the Trustee to cast the votes attached to the Voting Share on their behalf should follow carefully the instructions provided by the Trustee, which accompany this proxy statement. The procedure for instructing the Trustee may differ in certain respects from the procedure for delivering a proxy, including the place for depositing the instructions and the manner for revoking instructions.

Voting of Shares

             Holders of shares of Common Stock of record on September 4, 2009 are entitled to one (1) vote for each share of Common Stock on all matters to be voted upon at the Meeting. Holders of shares of Common Stock may vote in person or by completing and mailing the enclosed proxy card. In addition, the Trustee is entitled to one (1) vote for each Exchangeable Share outstanding as of the Record Date on each matter to be voted upon at the Meeting. Votes cast in respect of the Exchangeable Shares will be voted through the Voting Share by the Trustee acting as directed by the holders of the Exchangeable Shares, except votes cast with respect to Exchangeable Shares whose holders attend and vote in person as proxy of the Trustee at the Meeting. Votes with respect to the Exchangeable Shares represented by valid voting instructions received by the Trustee will be cast by the Trustee in accordance with those instructions. If a properly executed voting instruction card is not received by the Trustee from a holder of the Exchangeable Shares, the votes to which such holder is entitled will not be exercised. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

             All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares of Common Stock and the Exchangeable Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. Shares of Common Stock and the Exchangeable Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

             We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of the Common Stock in their names that are beneficially owned by others to forward to these beneficial owners and to the Trustee to forward to the holders of the Exchangeable Shares. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock and/or the Exchangeable Shares. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Dissenting Stockholder Rights

             Dissenting stockholders have no appraisal rights under Nevada law or under our Articles of Incorporation or bylaws in connection with the matters to be voted on at the Meeting.

Advice To Beneficial Stockholders

             Only registered holders of shares of Common Stock or duly appointed proxyholders are permitted to vote at the Meeting. Most shareholders are “non-registered” shareholders because the shares of Common Stock they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares of Common Stock. More particularly, a person is not a registered shareholder in respect of the shares of Common Stock which is held on behalf of that person (the “Non-Registered Holder”) but which is registered either: (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares of Common Stock (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators or self-administered RRSP’s, RRIF’s, RESPs and similar plans); or (b) in the name of a clearing agency (such as The CDS Clearing and Depositary Services Inc. (“CDS”)) of which the Intermediary is a participant. In accordance with the requirements as set out in National Instrument 54-101 of the Canadian Securities Administrators, we have distributed copies of the Notice of Meeting, this proxy statement and the form of proxy (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

             Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares of Common Stock beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered

Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deposit it with our transfer agent as provided above; or

(b)

more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy authorization form”) which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page pre-printed form. Sometimes, instead of a one page pre-printed form, the proxy authorization will consist of a regular printed proxy form accompanied by a page of instructions, which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

             In either case, the purpose of this procedure is to permit a Non-Registered Holder to direct the voting of the shares of Common Stock which they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered Holder should strike out the names of the management proxyholders named in the form and insert the Non-Registered Holder’s name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

             There are two kinds of beneficial owners – those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

             These security holder materials are being sent to both registered and non-registered owners of shares of Common Stock. If you are a non-registered owner, and our company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

             At the Meeting, stockholders will be asked to consider five (5) proposals: (1) the election of the Board; (2) the appointment of our independent registered public accounting firm, and the authorization for the Board to fix the remuneration of, BDO Dunwoody LLP; (3) the approval of the adoption of the Deferred Share Unit Plan; (4) the approval of the increase in the number of shares issuable under the 2005 Stock Option Plan; and (5) the approval of the decrease in the number of shares issuable under the Employee Share Purchase Plan. A summary of these proposals is as follows:

Proposal 1.             Election of Directors.

             The entire Board is elected annually by the stockholders at the Meeting. The Board has selected nine nominees based upon their ability and experience. The nominees consist of Mark Bruk, Peter Charbonneau, Chris Cooper, William Jin, Donovan Jones, Owen Matthews, Terence Matthews, Greg Pelling and Larry Timlick. All of the nominees are currently serving as directors of our company.

             The Board recommends that you vote FOR the election of the nominees as directors of our company.

Proposal 2.              Appointment of Independent Accountants.

             The Audit Committee has nominated BDO Dunwoody LLP, Chartered Accountants, to serve as our independent registered public accounting firm until the next annual meeting in 2010. BDO Dunwoody LLP provided audit and tax services for the fiscal years ended April 30, 2009, 2008 and 2007.

             Representatives of BDO Dunwoody LLP will be present at the Meeting, will have an opportunity to make any statements they desire, and will also be available to respond to appropriate questions from stockholders.

             The Board recommends that you vote FOR approval of BDO Dunwoody LLP as the independent registered public accounting firm for our company and for the authorization for the Board to fix the remuneration of BDO Dunwoody LLP.

Proposal 3.              Approval of Deferred Share Unit Plan

             On July 23, 2009, the Board adopted the Deferred Share Unit Plan (the “DSUP”), subject to and effective upon receipt of all necessary regulatory and other approvals. The purpose of the DSUP is to give our non-employee directors and senior officers the opportunity to acquire deferred share units (each, a “DSU”) in order to allow them to participate in the long term success of our company and to promote a greater alignment of interests between our non-employee directors, senior officers and shareholders. Pursuant to the DSUP, 1,500,000 shares of Common Stock will be reserved for issuance under the DSUP. A recipient of a DSU is entitled to receive an issuance from treasury of our company that number of shares of Common Stock required to settle the value of the DSUs (less applicable withholding taxes).

             The Board recommends that you vote FOR the approval, ratification and confirmation of the adoption of the DSUP.

Proposal 4. Increase in the Number of Shares of Common Stock Issuable under the 2005 Stock Option Plan

             On March 4, 2005, the Board approved the 2005 Stock Option Plan (the “Option Plan”) for our employees, directors, officers and consultants of our company and our subsidiaries. Under the Option Plan, eligible employees, consultants, and such other persons, other than directors subject to tax in the United States who are not eligible employees, may receive awards of “non-qualified stock options.” Also under the Option Plan, individuals who, at the time of the option grant, are employees of our company or any related company, as defined in the Option Plan, who are subject to tax in the United States, may receive “incentive stock options,” and stock options granted to non-United States residents may receive awards of “options.” The purpose of the Option Plan is to retain the services of valued key employees, directors, officers and consultants and to encourage such persons with an increased incentive to make contributions to our company. On August 25, 2009, the Board approved an increase in the number of shares issuable under the Plan by 800,000, subject to and effective upon receipt of all necessary regulatory and other approvals.

             The Board recommends that you vote FOR the approval of the increase in the number of shares of Common Stock issuable under the Option Plan by 800,000 shares.

Proposal 5.              Decrease in the Number of Shares of Common Stock Issuable under the Employee Stock Purchase Plan

             On July 24, 2008, the Board approved the Employee Share Purchase Plan (the “ESPP”), which was approved by our shareholders and the Exchange on October 1, 2008. The purpose of the ESPP is to give our employees access to another equity participation vehicle by way of an opportunity to purchase shares of Common Stock through payroll deductions and encourage them to use their combined efforts to improve our profits through increased sales, reduction of costs and increased efficiency. Pursuant to the ESPP, 1,500,000 shares of Common Stock were reserved for issuance under the ESPP upon approval by the shareholders of our company on October 1, 2009. During fiscal year 2009, the company determined that the utilization of the shares reserved under the ESPP was less than expected and as a result, determined that the number of shares of common stock issuable under the

ESPP could be reduced by 800,000 shares while still achieving the original goals of the ESPP. In connection with and contingent upon shareholder and Exchange approval of the increase in the number of shares of Common Stock issuable under the Plan, the Board has approved a decrease the number of shares of Common Stock issuable under our ESPP by 800,000 shares. The decrease is expected to be equally offset by an increase in the number of shares issuable under the Plan as set out in Proposal 4 herein.

The Board recommends that you vote FOR the approval of the decrease in the number of shares of Common Stock issuable under the ESPP by 800,000 shares.

DIRECTORS AND EXECUTIVE OFFICERS

             The following table sets forth the names, positions and ages of our executive officers and directors. All our directors serve until the next Meeting or until their successors are elected and qualify. The Board appoints officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

Name and Residence	Position Held with the Company	Age	Date First Elected or Appointed
Donovan Jones(1) British Columbia, Canada	President, Chief Executive Officer, Director	40	April 24, 2006
David Karp British Columbia, Canada	Chief Financial Officer, Treasurer, Secretary	44	September 7, 2006
Terence Matthews Ontario, Canada	Chairman of the Board, Director	66	August 2, 2007
Mark Bruk(2) British Columbia, Canada	Vice-Chairman of the Board, Director	50	April 27, 2004
Owen Matthews(3) British Columbia, Canada	Vice-Chairman of the Board, Director	37	August 2, 2007
Peter Charbonneau(4) Ontario, Canada	Director	56	October 1, 2008
Chris Cooper(3)(4) British Columbia, Canada	Director	39	August 17, 2005
William Jin(4) Ontario, Canada	Director	40	October 1, 2008
Greg Pelling(5) Ontario, Canada	Director	50	August 2, 2007
Larry Timlick(3)(6) British Columbia, Canada	Director	52	June 17, 2005

(1)	Appointed President and Chief Operating Officer on April 24, 2006, Director on June 1, 2007 and President and Chief Executive Officer on April 30, 2008.
(2)	Chief Executive Officer between April 27, 2004 and August 2, 2007.
(3)	Member of our Compensation Committee.
(4)	Member of our Audit Committee.
(5)	Appointed Chief Executive Officer on August 2, 2007 until April 30, 2008 and Chief Strategy Officer between April 30, 2008 and February 11, 2009.
(6)	Appointed interim President between June 2005 and August 2005.

PROPOSAL 1
NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

          Our bylaws provide for a board of directors of between one and ten directors with the number of directors to be set from time to time by a resolution of the Board. Each director is elected by a plurality of votes at each Meeting, continuing in office until the next Meeting and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal. We currently operate with a board of nine directors. The Board meets periodically to review significant developments affecting our company and to act on matters requiring Board approval.

          During fiscal 2009, the Board had four formal meetings and all of the directors attended at least 75% of the total number of meetings of the Board and committees on which they served.

          We have not adopted a formal policy with respect to the members of our Board attending our Meeting. There were four members of the Board who attended last year’s Meeting.

Nominees for Election

          The entire board of directors is elected annually by the stockholders at the Meeting. The Board has selected nine nominees based upon their ability and experience. The nominees consist of Mark Bruk, Peter Charbonneau, Chris Cooper, William Jin, Donovan Jones, Owen Matthews, Terence Matthews, Greg Pelling and Larry Timlick. All of the nominees are currently serving as directors of our company. The Board recommends that you vote FOR each of the nominees.

          Set forth below is biographical information for each person nominated for election to the Board.

          Mark Bruk

          Mr. Bruk is a founder and a director of our company, our Vice-Chairman of the Board, and was the Chief Executive Officer from April 27, 2004 to August 2, 2007. Mr. Bruk has been involved primarily in software development over the past 20 years. In May 1998, he founded, and was the Chief Executive Officer, of eduverse.com (formerly known as Eduverse Accelerated Learning Systems Inc.) where he had overall control of the company’s development and direction, and also managed operations in Asia. eduverse.com signed agreements with the Ministry of Education, China, the Ministry of Education, Malaysia, the Ministry of University Affairs, Thailand, AOL, StarTV, Sina, ZapMe, Acer, eHola, The Star (Malaysia), and Proctor and Gamble Manufacturing (Thailand) Co., Ltd. Prior to founding eduverse.com, Mr. Bruk served as Vice President of applications and subsequently Vice President of research & development for InMedia Presentations, Inc., a multimedia software company. Under Mr. Bruk’s initiative and management, InMedia developed the world’s first web-based 100% pure HTML slide show player and also the world’s first 100% pure Java slide show player. InMedia’s software was bundled with digital cameras manufactured by Casio, Nikon, Olympus and Kodak.

          Peter Charbonneau

          Mr. Charbonneau is a director of our company. Mr. Charbonneau is a principal of the general partner of SkyPoint Telecom Fund II. Mr. Charbonneau joined the general partner, a venture capital company focused on communications and information technology, in 2001. He also sits on the boards of Mitel Networks Corporation, March Networks Corporation, BreconRidge Corporation, Teradici Corporation, Trellia Networks Inc., and TrueContext Corporation, as well as, the board of directors and audit committee of CBC/Radio Canada. Prior to Skypoint, Mr. Charbonneau was a senior executive with Newbridge Networks Corporation, where he played a key role during the company’s period of growth. He joined Newbridge in its early days as Chief Financial Officer and over the next 13 years was promoted to the positions of Executive Vice-President, President and Chief Operating Officer, and Vice-Chairman. He was also a member of the company’s board of directors from 1996 until 2000. As the Chief Financial Officer of Newbridge, he led the company’s successful cross-border IPO in 1989 and its second cross-border offering three years later. As Vice-Chairman, he focused on enhancing the company's relations with key external stakeholders. While at Newbridge, Mr. Charbonneau was instrumental in establishing the company’s Affiliates Program and was involved in the funding of more than 40 affiliate companies and representing Newbridge as a board member for many of these affiliates. Mr. Charbonneau is a member of the Institute of Chartered Accountants of Ontario. In June 2003, he was elected a Fellow of the Institute in recognition of his outstanding career achievements and leadership contributions to the community and his profession. He holds a Bachelor of Science from the University of Ottawa and a Master’s in Business Administration degree from the Richard Ivey School of Business. Mr. Charbonneau also holds the ICD.D certification, having completed the Directors’ Education Program of the Institute of Corporate Directors of Canada.

          Chris Cooper

          Mr. Cooper is a director of our company. Mr. Cooper has ten years of experience in management and finance in the oil and gas industry. Over the past nine years Mr. Cooper has successfully raised funds primarily through brokered and non-brokered equity issues as well as debt financing. Since April 2003, Mr. Cooper has been the President, Chief Executive Officer and founder of Northern Sun Exploration Company Inc., a junior oil and gas producer. In 2000, Mr. Cooper co-founded Choice Resources Corp., an intermediate oil and gas producer that has since been acquired by Buffalo Resources Corp. He is a co-founder and member of the board of directors of Watch Resources Ltd., a public gas producer in a joint venture with the Fishing Lake Métis Settlement in northern Alberta that was more recently acquired by Pearl Exploration. He acted as the Chief Financial Officer and Treasurer for Velvet Exploration Ltd. in its start-up phase, and assisted it in raising early stage financing. Mr. Cooper received his Bachelor of Arts from Hofstra University and his Master’s in Business Administration from Dowling College, both in New York State.

          William Jin

          Mr. Jin is a director of our company. Mr. Jin is Senior Vice-President of Covington Capital, a venture capital investment company, based in Toronto. Covington Capital is one of Canada’s largest providers of venture capital investment funds. Mr. Jin joined Covington Capital in November 2002 and his responsibilities include the assessment, execution and management of existing investments and management of exit investment opportunities. Mr. Jin focuses on transactions in the service, distribution, manufacturing, and software sectors. He represents Covington on the board of directors of a number investee companies. Prior to joining Covington, Mr. Jin was a partner with a Toronto based investment banking boutique, with over 11 years financial industry experience specializing in M&A advisory and valuations. There he was responsible for providing fairness opinions and formal OSC 9.1 valuations for public and private companies. He holds an HBA and an MBA degree from the Richard Ivey School of Business. Mr. Jin is a Chartered Financial Analyst and a member of the Toronto Society of Financial Analysts.

          Donovan Jones

          Mr. Jones is a director of our company, has been our President and Chief Executive Officer since April 30, 2008 and was President and Chief Operating Officer since April 2006. Between May 2005 and April 2006, he was our company’s Vice President of Sales. Prior to this, from February 2005 and June 2006, Mr. Jones was with a boutique investment banking firm, where he was responsible for sourcing and executing transactions for mid-market private companies. From May 1996 to October 2004, with TELUS Communications, Canada’s second largest Telecommunications company, Mr. Jones held increasingly senior positions in Corporate Development and Client Solutions, which had him involved in planning and executing a series of merger, acquisition and divestiture activities in the Telecommunications, Application Development and Data Network Integration space. Additionally, Mr. Jones was involved with the strategic planning process for businesses focused on Application and Web Development, Hosting, Human Resources, Supply Operations and Sales Efficiency; Mr. Jones’ efforts with TELUS culminated in his position of Director/Chief Operating Officer Marketing with responsibility for a business unit focused on the selling, implementing and management of Enterprise voice, data and IP infrastructure. Prior to this, Mr. Jones consulted on strategy, process improvement, human resource strategy, and funding for several software and high technology companies. Mr. Jones holds a Masters in Business Administration from the University of Calgary and an Economics degree from the University of Alberta.

          Owen Matthews

          Mr. Matthews is our Vice-Chairman of the Board and a director of our company. Mr. Matthews also currently serves as the Executive Vice-President of Wesley Clover Corporation, an investment management company. Between October 1998 and August 2, 2007, Mr. Matthews was Chief Executive Officer of NewHeights Software Inc. In this capacity, Mr. Matthews was responsible for NewHeights’ overall corporate growth and ensuring that the company delivered the most evolved personal communications management solutions in the industry. Mr. Matthews was active in driving the NewHeights’ sales process, both domestically and internationally, and regularly engaged in technology strategy sessions with carriers, customer-premise equipment vendors and PC equipment manufacturers. In 1998, Mr. Matthews co-founded NewHeights in response to the emerging shift towards the development of commercial IP Telephony systems. Foreseeing the widespread adoption of IP PBXs and hosted IP Centrex, Mr. Matthews launched NewHeights to develop an intuitive, next-generation software client that would bring together the power of both the telephony and data networks in an intuitive graphic interface. Mr. Matthews has been extensively involved in the business of telecommunications and delivering innovation to market for over a decade and is also the son of Terence Matthews, founder of Mitel Networks and NewBridge Networks. Mr. Matthew’s business and technology acumen was in part seasoned under various Matthews’ business holdings, including NewBridge Networks and the Wesley Clover Corporation and its portfolio of technology corporations.

          Terence Matthews

          Mr. Matthews is our Chairman of the Board and a director of our company. Mr. Matthews also serves as Chairman of Wesley Clover Corporation and Chairman of Mitel Networks Corporation and March Networks Corporation, two companies active in developing IP systems for enterprise applications. Prior to joining March Networks, Mr. Matthews served as Chief Executive Officer and Chairman of Newbridge Networks Corporation, a company he founded in 1986. Providing leadership and vision for 14 years, Mr. Matthews helped Newbridge become a leader in the worldwide data networking industry. In 1972, before launching Newbridge, Mr. Matthews co-founded Mitel Corporation. Under his leadership, Mitel grew quickly to become a world leader in the design and manufacture of enterprise voice systems and products. In 1985, British Telecom bought controlling interest in Mitel. In 2001, Mr. Matthews purchased the worldwide Communications Systems division of Mitel, and the Mitel name, and is now owner and non-executive Chairman of Mitel Corporation, a company focused on providing next generation IP telephony solutions for broadband networks. Mr. Matthews also serves on the board of directors for a number of high technology companies and is Chairman or serves on the Board of Directors of Newport Networks Corporation, Bridgewater Systems Corporation, Dragonwave Inc. and Solace Systems. In addition Mr. Matthews holds an honours degree in electronics from the University of Wales, Swansea and is a Fellow of the Institute of Electrical Engineers and of the Royal Academy of Engineering. He has been awarded honorary doctorates by several universities, including the University of Wales, Glamorgan and Swansea, and Carleton University in Ottawa. In 1994, he was appointed an Officer of the Order of the British Empire, and in the 2001 Queen’s Birthday Honours, he was awarded a Knighthood.

          Greg Pelling

          Mr. Pelling is a director of our company and is currently Senior Vice President, Sierra Systems Group Inc. Mr. Pelling is a 20-year technology and IT industry veteran, whose career includes Senior Industry Partner at PricewaterhouseCoopers (“PwC”) and as part of Cisco Systems Inc.’s strategic leadership team. Between August 2007 and April 2008, Mr. Pelling acted as our Chief Executive Officer and between May 2008 and February 2009, he acted as our Chief Strategy Officer. Prior to joining our company in August 2007 as Chief Executive Officer, Mr. Pelling was the President of NewHeights Software Corporation and was responsible for leading the company in corporate strategy, business development, product innovation, market gains and profitability commitments. Prior to joining NewHeights, Mr. Pelling was Global Managing Director, Advanced IT Services of Cisco Systems, Inc. where he was responsible for delivering new business and building out the company’s Global Development Centers; prior to which he was Managing Director, Asia Pacific/Japan, Internet Business Solutions Group of Cisco Systems from January 2001 to August 2004. As the Managing Director Asia Pacific and Japan for Cisco Systems Internet Business Solutions Group, he was an advisor to governments and Fortune 500 corporations where he provided strategic advice on creating competitive advantage from IT and the Internet to the top corporations and governments in the region. Before joining Cisco, he was Executive Director, Partner and Senior Industry Partner at PwC from 1995 to 2001. Prior to joining PwC, Mr. Pelling held executive positions in several Canadian companies including

Intergraph, SHL Systemhouse, Wang Labs and Richmond Technologies. Prior to Cisco, he was Asia’s Senior Partner for PwC’s Technology Consulting Practice. Considered a thought leader, Mr. Pelling is also the author of “Cisco Net Impact: Competitive Advantage from Internet Innovators in Asia Pacific and Japan.” Mr. Pelling is a graduate of the University of British Columbia and holds an Executive Master’s in Business Administration in International Management.

          Larry Timlick

          Mr. Timlick is a director of our company. Mr. Timlick has extensive knowledge of the enterprise and service provider markets with over 23 years of technical sales and management experience and has been a director of our company since June 2005. Mr. Timlick has been Vice President of Corporate Planning since November 2006 for the Kingsway Group of Companies, a corporate vehicle for real estate investments. Mr. Timlick acted as interim President of our company between June 2005 and August 2005. Between 1991 and 2004, Mr. Timlick was with Cisco Systems Canada. While with Cisco Systems Canada, Mr. Timlick was responsible for developing a sales region for TELUS, a major telecommunications carrier in Canada, which was named Region of the Year, Americas International in FY 2004. Mr. Timlick gained many accomplishments with Cisco Systems including: Top Americas International Performer – Regional Manager FY 2000; Highest Regional Percentage of Goal – Americas International FY 2000; Top Canadian Regional Performance FY 2001 – Western Region Service Providers; and Top Customer Satisfaction Americas International FY 2002. As the first Cisco Systems employee in Western Canada, Mr. Timlick expanded the business and opened offices in Vancouver, Calgary, Edmonton, Regina and Winnipeg. Mr. Timlick has also held management positions with AT&T Canada and Telex/Tulsa Computer Products. Mr. Timlick is also a director of Stage Capital Corp, a publicly traded investment vehicle.

Family Relationships

          Except as set forth below, there are no family relationships among our directors or our executive officers.

          Owen Matthews, our Vice-Chairman of the Board is the son of Terence Matthews, our Chairman of the Board.

Involvement in Certain Legal Proceedings.

          Except as disclosed herein, none of our directors, nominees, executive officers and control persons have been involved in any of the following events during the past five years:

  any bankruptcy petition filed by or against any business of which such person was an executive officer either at the time of the bankruptcy or within two years prior to that time;

  any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

  being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

  being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Legal Proceedings

          We are not involved as a plaintiff in any material proceeding or pending litigation where such claims or action involves damages for a value of more than 10% of our assets as of April 30, 2009, or any proceeding in which any of our company's directors, officers, or affiliates, or any registered or beneficial stockholders of more than 5% of any class of our voting securities, or any associate of such person, is an adverse party or has a material interest adverse to our company or any of our subsidiaries.

Corporate Cease Trade Orders

          To the best of our company’s knowledge, no proposed director has, within 10 years before the date of this proxy statement, been a director or officer of any company that, while that person was acting in that capacity, (i) was the subject of a cease trade or similar order or an order that denied that person or company access to any exemption under securities legislation for a period of more than 30 consecutive days, or (ii) was subject to an event that resulted, after the director or officer ceased to be a director or officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, other than the following:

          Chris Cooper is a director of Copacabana Capital Limited, a financial services company incorporated under the laws of and managed in Bermuda. The British Columbia Securities Commission issued an order on May 5, 2006 and the Alberta Securities Commission issued an order on September 13, 2006 that Copacabana Capital Limited be cease traded due to failure to file certain financial information. Copacabana Capital Limited remains under the cease trade orders as at the date of this proxy statement.

          Chris Cooper is also the President and Chief Executive Officer of Northern Sun Exploration Company Inc., a company traded on the TSX Venture Exchange (the “Exchange”). On December 23, 2008, trading in the common shares of Northern Sun Exploration Company Inc. was halted for failure to maintain a transfer agent but trading of common shares on the Exchange resumed on December 23, 2008. The British Columbia Securities Commission issued an order on March 11, 2009 and the Alberta Securities Commission issued an order on March 6, 2009 that Northern Sun Exploration Company Inc. be cease traded due to failure to file certain financial information and it remains under the cease trade orders as at the date of this proxy statement.

          Chris Cooper is a director of Benchmark Energy Corp. On November 10, 2006, the Alberta Securities Commission and the British Columbia Securities Commission granted Benchmark’s request for the institution of a management cease trade order in connection with the delay in filing of its June 30, 2006 audited annual financial statements and the related management’s discussion and analysis. The order only affected trading in Benchmark’s securities by certain directors and insiders of Benchmark, including Chris Cooper. The delay in filing its June 30, 2006 audited annual financial statements and related management’s discussion and analysis resulted from the resignation of its independent auditor, Tony M. Ricci Inc. Benchmark subsequently filed its audited annual financial statements and management’s discussion and analysis for the fiscal year ended June 30, 2006 and the order was revoked on January 11, 2007.

Bankruptcies

          To the best of our management’s knowledge, no proposed director has, within 10 years before the date of this proxy statement, been a director or officer of any company that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets, other than the following:

          Peter Charbonneau was a director of Metconnex Canada Inc. from October 6, 2004 to June 19, 2007. An application was made to the courts under Section 47(1) of the Bankruptcy and Insolvency Act, R.S.C. 1985, C. B3, as amended, to appoint an interim receiver of 4061101 Canada Inc. (formerly known as Metconnex Canada Inc.) as provided for in the court filing no: 06-CL-6670 (dated September 26, 2006). The receiver has submitted a proposal to creditors and distribution of proceeds is pending final approval from creditors.

          Chris Cooper is currently the President and Chief Executive Officer of Northern Sun Exploration Company Inc. On August 1, 2008, Northern Sun filed a Notice of Intention to make a proposal pursuant to the Bankruptcy and Insolvency Act (Canada). The company is currently under Bankruptcy and Insolvency Act protection while it attempts to restructure its creditor obligations.

          Terence Matthews was a director of Ironbridge Networks Corporation, which went into receivership in January 2001.

Vote Required and Board Recommendation

          The election of directors will be determined by a plurality of the votes cast at the Meeting.

THE BOARD RECOMMENDS
THAT YOU VOTE FOR EACH OF THE NOMINEES.

TRANSACTIONS WITH RELATED PERSONS

          No director, nominee, executive officer, principal shareholder holding at least 5% of our shares of Common Stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transactions, since May 1, 2008, the beginning of our last fiscal year, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years other than the following:

                    Our Chairman of the Board is the Chairman and founding shareholder of Mitel Networks Corporation. NewHeights Software Corporation entered into a distribution agreement with Mitel on June 15, 2004 and amended such agreement on August 7, 2007. NewHeights was acquired by our company on August 2, 2007 and was amalgamated on February 5, 2008 with our company’s wholly-owned subsidiary, CounterPath Solutions R&D Inc. under the name CounterPath Technologies Inc. Under the terms of the distribution agreement, we earn a specified fee from Mitel based on the number of product licenses sold to Mitel. Our software revenue for the year ended April 30, 2009, pursuant to the terms of this agreement, was $1,225,757 (2008 - $2,026,557). On July 31, 2008 we entered into a source code license agreement whereby we licensed to Mitel the source code for our Your Assistant product in consideration of a payment of $650,000. Associated with the agreement are ongoing license fees per copy deployed to be paid by Mitel over four years and declining from $12.00 to $7.50 per copy after two years and declining from $7.50 to nil after four years. In addition, the agreement provides Mitel with a first right to match any third party offer to purchase the source code software and related intellectual property.

                    In connection with a non-brokered private placement of 2,433,439 units which closed on July 31, 2008, Wesley Clover Corporation, a company controlled by the Chairman of our Board, purchased 666,274 units, at a price of $1.50 (CDN$1.54) per unit, for aggregate proceeds of $1,002,463 (CDN$1,026,062). Each unit consisted of one share of common stock and one-half of one non-transferable common share purchase warrant. Each whole warrant entitles the holder to purchase one share of common stock at a price of $2.25 for a period of two years from the closing of the private placement. As the unit price of $1.50 (CDN$1.54) per unit was below the closing market price of $1.60 (CDN$1.64) per share of our common stock on the date of the transaction and included one-half of one common share purchase warrant, our company recorded a compensatory charge to general and administrative expenses for the year ended April 30, 2009 of $171,308.

                    During the year ended April 30, 2009, our wholly-owned subsidiary, FirstHand Technologies Inc., paid $277,451 (2008 - $71,500) to Kanata Research Park Corporation for leased office space. Kanata Research Park is controlled by the Chairman of our Board.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

          Based solely on our review of the copies of such forms received by our company, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the year ended April 30, 2009 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Terence Matthews	1(1)	3	Nil
Mark Bruk	1(1)	2	Nil
Chris Cooper	1(1)	2	Nil
David Karp	5(1)	6	Nil
Donovan Jones	3(1)	3	Nil
Greg Pelling	2(1)	6	Nil
Jason Fischl	1(1)	1	Nil

(1)	The named officer, director or greater than 10% shareholder, as applicable, failure to file a Form 4 – Statement of Changes in Beneficial Ownership of Securities.

CORPORATE GOVERNANCE

          The Exchange requires every listed company to disclose on an annual basis its approach to corporate governance. Exchange Policy 3.1 requires us to disclose certain corporate governance information as is set out in Form 58-101F2 Corporate Governance Disclosure (Venture Issuers), which came into effect on June 30, 2005. A description of our approach to corporate governance, with our responses to the Form 58-101F2 Corporate Governance Disclosure (Venture Issuers), is set out in Exhibit A attached hereto.

          We currently act with nine directors, consisting of Mark Bruk, Peter Charbonneau, Chris Cooper, William Jin, Donovan Jones, Owen Matthews, Terence Matthews, Greg Pelling and Larry Timlick. We have determined that Peter Charbonneau, Chris Cooper, Will Jin and Larry Timlick are independent directors as defined by Rule 5605(a) of the Nasdaq Listing Rules and National Instrument 52-110, adopted by various Canadian securities commissions.

COMMITTEES OF THE BOARD OF DIRECTORS

          We currently act with a standing Audit Committee and Compensation Committee. We do not have a standing nominating committee or corporate governance committee but our entire board of directors acts as our nominating and corporate governance committee. If any stockholder seeks to nominate a director or bring any other business at any meeting of our stockholders, the stockholder must comply with the procedures contained in our bylaws and the stockholder must notify us in writing and such notice must be delivered to or received by the Secretary of our company in accordance with Rule 14a-8 of the Exchange Act. A stockholder may write to the Secretary of our company at our principal executive office, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7M 1X3, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

AUDIT COMMITTEE

          The Audit Committee was formed in September 2007. During the year ended April 30, 2009, the Audit Committee held four meetings. The Audit Committee currently consists of Peter Charbonneau, Chris Cooper and William Jin. Mr. Cooper acts as the Audit Committee Chairman. Mr. Charbonneau, Mr. Cooper and Mr. Jin are also non-employee directors of our company. Messers. Charbonneau, Cooper and Jin are considered independent directors as defined by Rule 5605(a) of the Nasdaq Listing Rules and National Instrument 52-110, adopted by various Canadian securities commissions. Each of the members of the Audit Committee are financially literate as defined in National Instrument 52-110. For a description of Messers. Charbonneau, Cooper and Jin’s education and experience, see the section of this proxy statement entitled “Nominees for Election”.

          The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is directed to review the scope, cost and results of the independent audit of our books and records, the results of the annual audit with management and the adequacy of our accounting, financial and operating controls; to recommend annually to the Board the selection of the independent registered accountants; to consider proposals made by the independent registered accountants for consulting work; and to report to the Board, when so requested, on any accounting or financial matters. The Board adopted a charter for the Audit Committee on December 13, 2007, a copy of which was filed with our Definitive Proxy Statement on August 29, 2008 and is available on Edgar at www.sec.gov.

          For a description of the Audit Committee's Pre-Approval Policies and Procedures and a description of fees paid to the independent registered accountants, see the section of this proxy statement entitled “Proposal 2 Ratification of Selection of Independent Auditors” or Item 14 - “Principle Accountant Fees and Services” of our Form 10-K filed as our Annual Information Form. Our Form 10-K is available on Edgar at www.sec.gov and our Annual Information Form is available on Sedar at www.sedar.com.

Audit Committee Financial Expert

          The Exchange Act requires the Board to determine if a member of its Audit Committee is an “audit committee financial expert.” According to these requirements, an Audit Committee member can be designated an Audit Committee financial expert only when the Audit Committee member satisfies specified qualification requirements, such as experience (or “experience actively supervising” others engaged in) preparing, auditing, analyzing, or evaluating financial statements presenting a level of accounting complexity comparable to what is encountered in connection with our company's financial statements. Such qualifications may be acquired through specified means of experience or education. The Board has determined that Mr. Charbonneau qualifies as an Audit Committee financial expert as defined in 407(d)(5) of Regulation S-K.

AUDIT COMMITTEE DISCLOSURE

          The Audit Committee has reviewed and discussed with management our audited consolidated financial statements as of and for the year ended April 30, 2009.

          The Audit Committee has also discussed with BDO Dunwoody LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

          The Audit Committee has received and reviewed the written disclosures and the letter from BDO Dunwoody LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with BDO Dunwoody LLP their independence.

          Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended April 30, 2009 filed with the SEC and our proxy statement for the Meeting.

          The Audit Committee of our Board currently consists of Messrs. Charbonneau, Cooper and Jin. The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of our company under the Securities Act of 1933, or the Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

COMPENSATION COMMITTEE

          During the year ended April 30, 2009 there were four meetings held by the Compensation Committee. The Compensation Committee currently consists of Chris Cooper, Owen Matthews and Larry Timlick, all of whom are non-employee directors of our company. The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our senior officers and employees. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Compensation Committee also administers and implements all of our stock option and other stock-based and equity-based benefit plans (including performance-based plans), recommends changes or additions to those plans, and reports to the Board on compensation matters. The Compensation Committee was formed in September 2007. The Board adopted a charter for the Compensation Committee on November 8, 2007, a copy of which was filed with our Definitive Proxy Statement on August 29, 2008 and is available on Edgar at www.sec.gov.

CORPORATE GOVERNANCE AND DIRECTOR NOMINATIONS

          Our company does not currently have a policy with regard to the consideration of any director candidates recommended by our stockholders. The Board does not believe that it is necessary to have a policy with regard to the consideration of any director candidates recommended by stockholders as any such candidates can be appropriately evaluated by the Board. We, however, encourage stockholders to recommend candidates directly to the Secretary by sending communications to “The Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7M 1X3.

          The Board does not currently have a formal process for security holders to send communications to the Board. We, however, encourage stockholders to communicate directly with the Board by sending communications to “The Board of Directors of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7M 1X3.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          We have set forth in the following table certain information regarding the Common Stock beneficially owned on July 23, 2009 for (i) each stockholder we know to be the beneficial owner of 5% or more of the Common Stock, (ii) each of our company's executive officers and directors, (iii) the nominees for election to the Board and (iv) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of July 23, 2009, we had 29,409,420 shares of Common Stock issued and outstanding. Accordingly, 29,409,420 shares are entitled to one (1) vote per share at the Meeting. In addition, as of July 23, 2009, there was one (1) Voting Share and 219,841 Exchangeable Shares outstanding. The Voting Share entitles the Trustee to one (1) vote for each Exchangeable Share outstanding as of July 23, 2009. Each Exchangeable Share is exchangeable at any time, at the election of the holder thereof, or in certain circumstances, our company, into one (1) share of Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Terence Matthews 350 Legget Drive, P.O. Box 13089 Kanata, Ontario	6,125,950 (3)	20.6%
Steven Bruk 3790 Southridge Avenue West Vancouver, BC, Canada V7V 3J1	3,746,468 (4)	12.4%
Owen Matthews 2710 Thorpe Place Victoria, BC V8R 2W4	2,277,467	7.7%
Mark Bruk Suite 302, 738 Broughton Street Vancouver, British Columbia Canada V6G 3A7	1,447,889 (5)	4.9%

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Donovan Jones 2266 – 1384 Street White Rock, British Columbia Canada V3C 2G7	447,868 (6)	1.5%
Greg Pelling Suite 908-360 Bloor Street East Toronto, Ontario, M4W 3M3	400,000 (7)	1.3%
David Karp 3780 Bayridge Ave. West Vancouver, British Columbia Canada V7V 3J2	211,024 (8)	**
Chris Cooper 5630 Olympic Street, Vancouver, British Columbia Canada V6N 1Z5	64,995 (9)	**
Larry Timlick 4750 The Glen West Vancouver, British Columbia Canada V7S 3C3	50,000 (10)	**
Peter Charbonneau Tower B, 830 – 555 Legget Drive Ottawa, Ontario Canada K2K 2X3	Nil (11)	Nil
William Jin 200 Front Street West, Suite 3003 P.O. Box 10 Toronto, Ontario Canada M5V 3K2	Nil (12)	Nil
Directors and Executive Officers as a Group	14,771,643	46.3%

**	Less than 1%
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.
(2)	Percentage based on 29,409,420 shares of common stock outstanding on July 23, 2009, including shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of July 23, 2009 which are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.
(3)	Includes 5,468,038 shares of common stock held by Wesley Clover Corporation and 306,775 shares of common stock held by Celtic Tech Jet Limited. Also includes shares subject to stock options of a total of 18,000 shares of common stock issued on August 2, 2007 and held by Mr. Matthews that are vested and are exercisable at a price of $2.00 per common share, expiring between October 1, 2012 and February 28, 2015. Also includes 333,137 warrants held by Wesley Clover Corporation, each warrant of which entitles the holder to purchase one share of common stock at the exercise price of $2.25 per share on or before July 31, 2010.
(4)	Includes 146,000 shares of common stock held by the spouse of Mr. Bruk and 2,000,000 shares of common stock held by KMB Trac Two Holdings Ltd. (“KMB”). Mr. Bruk’s spouse is the sole shareholder of KMB. Also includes 750,000 warrants held by KMB, each warrant of which entitles the holder to purchase one share of common stock at the exercise price of $4.00 per share on or before November 30, 2009.
(5)	Includes 310,748 shares of common stock subject to vested stock options of a total of 339,000 shares of common stock subject to stock options issued on January 10, 2006 and held by Mr. Bruk that will be vested within 60 days of July 23, 2009, and are exercisable at a price of $1.95 per share, expiring on January 10, 2011. Also includes 16,667 warrants, each warrant of which entitles Mr. Bruk to purchase one share of common stock at the exercise price of $2.25 per share on or before July 31, 2010.
(6)	Includes 394,035 shares of common stock subject to vested stock options of a total of 1,189,000 shares of common stock subject to stock options and held by Mr. Jones that are exercisable within 60 days of July 23, 2009, including 176,250 stock options issued on

June 1, 2005 and repriced on October 10, 2005 that are exercisable at $1.95 per share until October 7, 2010, 21,453 stock options issued on January 10, 2006 that are exercisable at $1.95 per share until January 10, 2016, 113,000 stock options issued on May 23, 2006 that are exercisable at $3.05 per share until May 23, 2016 and 83,332 stock options issued on May 14, 2008 that are exercisable at $1.75 per share until May 14, 2014. Also includes 16,667 warrants, each warrant of which entitles Mr. Jones to purchase one share of common stock at the exercise price of $2.25 per share on or before July 31, 2010.

(7)

Includes 200,000 shares of common stock subject to stock options issued on August 2, 2007 and held by Mr. Pelling that are vested and are exercisable at a price of $2.00 per share, expiring on December 31, 2014. Also includes 50,000 exchangeable shares, each exchangeable share of which entitles Mr. Pelling to exchange one exchangeable share for one share of common stock.

(8)

Includes 194,063 shares of common stock subject to vested stock options of a total of 565,000 shares of common stock subject to stock options and held by Mr. Karp that will be vested within 60 days of July 23, 2009, including 180,000 stock options issued on September 7, 2006 that are exercisable at a price of $2.15 per share, expiring on September 7, 2016 and 14,063 stock options issued on December 15, 2008 that are exercisable at a price of $0.44 per share, expiring on December 15, 2013. Also includes 5,000 warrants, each warrant of which entitles Mr. Karp to purchase one common share at the exercise price of $2.25 per share on or before July 31, 2010.

(9)

Includes 40,000 shares of common stock subject to vested stock options issued on September 7, 2005 and held by Mr. Cooper that are vested, and are exercisable at a price of $2.15 per share, expiring on September 7, 2010. Also includes 8,328 warrants, each warrant of which entitles Mr. Cooper to purchase one common share at the exercise price of $2.25 per share on or before July 31, 2010.

(10)

Includes 40,000 shares of common stock subject to vested stock options issued on September 7, 2005 and held by Mr. Timlick that are vested, and are exercisable at a price of $2.15 per share, expiring on September 7, 2010.

(11)	Mr. Charbonneau is a principal of the general partner of Skypoint Telecom Fund II, which holds 1,807,692 shares of common stock.
(12)

Mr. Jin is senior vice president of Covington Capital, a venture capital company which manages Covington Venture Fund Inc. which holds 3,140,240 shares of common stock and 666,274 warrants, each warrant of which entitles Covington Venture Fund Inc. to purchase one common share at the exercise price of $2.25 per share on or before July 31, 2010.

Changes in Control

          As of the date of this proxy statement, management had no knowledge of any arrangements which may at a subsequent date result in a change in control of our company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

          Except as otherwise disclosed herein, no individual who has been a director or executive officer of our company at any time since the beginning of the last financial year of our company, or any proposed management nominee for election as a director, or any associate or affiliate thereof, has any material interest, direct or indirect, by way of beneficial ownership of shares of our Common Stock or otherwise, in any matter to be acted upon at the Meeting.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

          Except as otherwise disclosed herein: (a) none of our directors or executive officers; (b) no person or company who beneficially owns, directly or indirectly, shares of Common Stock or who exercises control or direction of shares of Common Stock, or a combination of both (including control through nominees and proposed directors) carrying more than 10% of the voting rights attached to the outstanding shares of Common Stock (an “Insider”); (c) no director or executive officer of an Insider; and (d) no associate or affiliate of any of the directors, executive officers or Insiders, has had any material interest, direct or indirect, in any transaction since the commencement of our most recently completed financial year or in any proposed transaction which has materially affected or would materially affect our company or any of our subsidiaries, except with an interest arising from the ownership of shares of Common Stock where such person or company will receive no extra or special benefit or advantage not shared on a pro rata basis by all holders of the same class of shares who are resident in Canada.

MANAGEMENT CONTRACTS

          No management functions of our company are performed to any substantial degree by a person other than the directors or executive officers of our company.

COMPENSATION DISCUSSION AND ANALYSIS

Summary Compensation Table

          The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended April 30, 2009; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the year ended April 30, 2009, who we will collectively refer to as our named executive officers, of our company for the years ended April 30, 2009 and 2008, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officer, whose total compensation does not exceed $100,000 for the respective fiscal year:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Other Annual Compen- sation ($)(2)	Total ($)
Donovan Jones (3) President, Chief Executive Officer and Director	2009 2008	223,560 185,634	92,394 174,512	Nil Nil	230,524 153,793	22,689 19,984	569,166 533,923
Greg Pelling (4) Chief Strategy Officer and Director	2009 2008	165,534 155,891	91,596 83,754	Nil Nil	97,210 131,113	279,422 17,914	633,762 388,672
David Karp Chief Financial Officer, Treasurer and Secretary	2009 2008	160,326 176,328	33,999 72,771	Nil Nil	108,093 96,717	Nil Nil	302,418 345,816
Jason Fischl(5) Chief Technology Officer	2009 2008	141,138 176,187	36,535 27,090	Nil Nil	119,714 125,579	Nil Nil	297,387 328,856
James Lapalme(6) Vice President Sales - Channels and Strategic Accounts	2009 2008	132,428 37,312	61,915 Nil	Nil Nil	13,474 28,524	Nil Nil	207,817 65,836

(1)

For a description of the methodology and assumptions used in valuing the option awards granted to our officers and directors during the year ended April 30, 2009, please review Note 8 to the financial statements included in our Annual Report on Form 10-K filedwith the SEC on July 28, 2009 or our Annual Report filed on SEDAR on July 27, 2009.

(2)	The value of perquisites and other personal benefits, securities and property for the individuals included in the summary compensation table that does not exceed $10,000 is not reported herein.
(3)	Mr. Jones was appointed as our President and Chief Operating Officer on April 24, 2006 and our President and Chief Executive Officer on April 30, 2008.
(4)

Mr. Pelling was appointed Chief Executive Officer on August 2, 2007 and continued serving as such until April 30, 2008, when he was appointed our Chief Strategy Officer. Mr. Pelling resigned on February 11, 2009. Pursuant to a Settlement Agreement entered into on November 1, 2008 between Mr. Pelling and our company, we paid Mr. Pelling $125,806 (CDN$142,500) in shares of Common Stock of our company by the issuance of 279,412 shares.

(5)	Mr. Fischl resigned from our company on March 31, 2009.
(6)	Mr. Lapalme joined our company on February 1, 2008 and his employment with our company was terminated on June 3, 2009.

Employment Agreements with Our Named Executive Officers

          Donovan Jones entered into an employment agreement with our company dated September 13, 2007, as amended, whereby we pay to Mr. Jones CDN$297,000 per year. In addition, Mr. Jones may earn a bonus of up to CDN$25,000 per fiscal quarter based upon the achievement of pre-determined objectives. Mr. Jones is also entitled to a bi-monthly expense allowance of CDN$1,000. If Mr. Jones’ employment agreement is terminated without cause, or there is a change of control (to the extent of at least 40.01% of the equity of our company), we, or Mr. Jones may, without cause, terminate his employment upon 6 months' written notice to our company. Following such notice, we will pay to Mr. Jones (i) CDN$675,000 (in addition to any applicable bonus and/or incentive in respect of the last pay periods in which such bonus and/or incentive has not yet been awarded with objectives being considered fully met); (ii) extended medical and dental insurance coverage for a period of 24 months from termination; and (iii) all options, which have not vested shall immediately vest and become exercisable.

          David Karp entered into an employment agreement with our company dated September 11, 2006, whereby we appointed Mr. Karp our Chief Financial Officer. Mr. Karp’s current annual salary is CDN$180,000. In addition, Mr. Karp may earn a bonus of up to 30% of his salary based upon the achievement of pre-determined objectives. Mr. Karp is also entitled to a monthly expense allowance of CDN$800. If we terminate the agreement for any reason other than for cause, we are required to pay Mr. Karp a sum equal to CDN$120,000 in addition to any applicable bonus or compensation as set out in the Employment Agreement. In addition, for each year of employment, our company is required to pay Mr. Karp an amount equal to one month of his total compensation for each year of employment. In addition, 1/24th of the number of stock options granted, multiplied by the number of months Mr. Karp is employed with us from the date of each respective grant, is immediately vested and exercisable. In the event of a change of control or greater than 50.01% of the issued and outstanding common shares of our company, all stock options granted to Mr. Karp will become immediately vested and exercisable.

Outstanding Equity Awards at Fiscal Year End

          The following table summarizes the outstanding equity awards held by each named executive officer of our company as of April 30, 2009. The options generally vest in the amount of 12.5% on the date which is six months from the date of grant and then beginning in the seventh month at 1/42 per month for 42 months, at which time the options are fully vested.

Option Awards
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Donovan Jones	157,500(1) 19,013(2) 98,875(3) 57,292(4) —	22,500(1) 4,388(2) 36,725(3) 192,708(4) 600,000(5)	— — — — —	$1.95 $1.95 $3.05 $1.75 $0.62	October 10, 2015 January 10, 2016 May 23, 2016 May 14, 2013 April 17, 2014
Greg Pelling	200,000(6)	—	—	$2.00	December 31, 2014
David Karp	85,000(7) — —	155,000(7) 75,000(8) 250,000(9)	— — —	$2.15 $0.44 $0.62	September 7, 2016 December 15,2013 April 17, 2014

Option Awards
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Jason Fischl	205,000(10) 24,700(11) 28,817(12)	205,000(10) 24,700(11) 28,817(12)	— — —	$1.95 $1.95 $3.05	October 10, 2015 January 10,2016 May 23,2016
James Lapalme	37,466(13) —	44,758(13) 25,000(14)	— —	$0.43 $0.44	February 24, 2016 December 15, 2013

(1)	Granted on October 10, 2005.
(2)	Granted on January 10, 2006.
(3)	Granted on May 23, 2006.
(4)	Granted on May 14, 2008.
(5)	Granted on April 17, 2009.
(6)	Granted on August 2, 2007.
(7)	Granted on September 7, 2006.
(8)	Granted on December 15, 2008.
(9)	Granted on April 17, 2009.
(10)	Granted on October 10, 2005. Employment terminated on March 31, 2009.
(11)	Granted on January 10, 2006. Employment terminated on March 31, 2009.
(12)	Granted on May 23, 2006. Employment terminated on March 31, 2009.
(13)	Granted on February 1, 2008. Employment terminated on June 3, 2009.
(14)	Granted on December 15, 2008. Employment terminated on June 3, 2009.

Compensation of Directors

          During the fiscal year ended April 30, 2009, there were no standard or other arrangements pursuant to which any of our directors were compensated for services provided in their capacity as directors. During the fiscal year ended April 30, 2009, there were no options granted to our directors except as set forth below. We plan to compensate directors for their services in fiscal year 2010 according to the following schedule: A retainer of CDN$15,000 for each board member; a retainer of CDN$15,000 for the chairman; a retainer of CDN$5,000 for the audit committee chair; and retainer of CDN$2,500 for the compensation committee chair; and a retainer of CDN$5,000 for each audit committee or compensation committee member. Directors may be paid the retainers in cash, or at the Board’s option, in a form of equity compensation under an existing equity compensation plan of our company.

          Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board. The Board may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

          The following table summarizes compensation paid to all of our non-employee directors for the fiscal year ended April 30, 2009:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mark Bruk(1)	Nil	Nil	Nil	N/A	N/A	N/A	Nil
Peter Charbonneau	Nil	Nil	Nil	N/A	N/A	N/A	Nil
Chris Cooper(2)	Nil	Nil	Nil	N/A	N/A	N/A	Nil
William Jin	Nil	Nil	Nil	N/A	N/A	N/A	Nil
Terence Matthews(3)	Nil	Nil	Nil	N/A	N/A	N/A	Nil
Owen Matthews	Nil	Nil	Nil	N/A	N/A	N/A	Nil
Larry Timlick(4)	Nil	Nil	Nil	N/A	N/A	N/A	Nil

(1)	At April 30, 2009, Mr. Bruk held an aggregate of 339,000 stock options.
(2)	At April 30, 2009, Mr. Cooper held an aggregate of 40,000 stock options.
(3)	At April 30, 2009, Mr. Matthews held an aggregate of 18,000 stock options.
(4)	At April 30, 2009, Mr. Timlick held an aggregate of 40,000 stock options.

EQUITY COMPENSATION PLAN INFORMATION

          We adopted our current stock option plans, entitled the 2004 Stock Option plan on May 18, 2004 and the Third Amended and Restated 2005 Stock Option Plan on February 1, 2008. The following table provides a summary of the number of options granted under our stock option plans, the weighted average exercise price and the number of options remaining available for issuance all as at April 30, 2009.

	Number of securities to be issued upon exercise of outstanding options	Weighted-Average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	N/A	N/A	N/A
Equity compensation plans not approved by security holders	4,650,768 (1)	$1.13	409,232 (2)
Total	4,650,768	$1.13	409,232

(1)

As of April 30, 2009, we had issued stock options to purchase 392,340 shares of Common Stock pursuant to our 2004 Stock Option Plan and stock options to purchase 4,258,428 shares of Common Stock pursuant to our 2005 Stock Option Plan.

(2)

As of April 30, 2009, there were 407,660 underlying shares of Common Stock remaining and available to be issued under our 2004 Stock Option Plan and 1,572 underlying shares of Common Stock remaining and available to be issued under our 2005 Stock Option Plan.

INDEBTEDNESS TO COMPANY OF DIRECTORS AND SENIOR OFFICERS

          No current or former director, executive officer or employee is indebted to our company or our subsidiaries as at the date of this proxy statement.

          None of the directors or executive officers of our company is or, at any time since the beginning of the most recently completed financial year, has been indebted to our company or our subsidiaries. None of the directors'

or executive officers' indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year, has been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by our company or our subsidiaries.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

          BDO Dunwoody LLP, Chartered Accountants, has audited our financial statements since November 7, 2006. At the recommendation of the Audit Committee, the Board has selected BDO Dunwoody LLP, Chartered Accountants, as our independent registered public accounting firm for the year ending April 30, 2009, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Meeting.

          Stockholder ratification of the selection of BDO Dunwoody LLP, Chartered Accountants, as our independent registered public accounting firm is not required by the bylaws or otherwise. However, the Board is submitting the selection of BDO Dunwoody LLP, Chartered Accountants, to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the board determines that such a change would be in the best interests of our company and its stockholders.

          Representatives of BDO Dunwoody LLP, Chartered Accountants, attend all meetings of the Audit Committee. The Audit Committee reviews audit and non-audit services performed by BDO Dunwoody LLP, Chartered Accountants, as well as the fees charged by BDO Dunwoody LLP, Chartered Accountants, for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the Audit Committee and its activities with BDO Dunwoody LLP, Chartered Accountants, can be found under the sections of this proxy statement entitled “Committees of the Board of Directors” on page 15 and “Audit Committee Disclosure” on page 16.

          Our Audit Committee has considered and determined that the services provided by BDO Dunwoody LLP, Chartered Accountants, are compatible with maintaining the independence of the principal accountant.

          Representatives of BDO Dunwoody LLP, Chartered Accountants, are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees Paid to BDO Dunwoody LLP, Chartered Accountants

          BDO Dunwoody LLP, Chartered Accountants, provided audit and other services during 2009 and 2008. This included the following fees:

	2009	2008

Audit Fees	$152,188	$229,798

Audit Related Fees	Nil	Nil

Tax Fees	$4,017	$42,277

All Other Fees	Nil	Nil

Total Fees	$156,205	$272,075

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with SEC filings including the Form S-8 and Form S-8/A in respect of registration of shares of Common Stock pursuant to the Employee Share Purchase Plan and the 2004 Stock Option Plan and Amended and Restated 2005 Stock Option Plan during the year ended April 30, 2009.

Audit Related Fees. There were no audit related fees paid to BDO Dunwoody LLP during our fiscal years ended April 30, 2009 and April 30, 2008.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. There were no other fees paid to BDO Dunwoody LLP, Chartered Accountants that are not covered by the headings set out above during our fiscal years ended April 30, 2009 and April 30, 2008.

          The Audit Committee requires advance approval of all audit, audit-related, tax, and other services performed by the independent registered public accounting firm. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chair of the Audit Committee authority to approve permitted services provided that the chair reports any decisions to the committee at its next scheduled meeting. All services performed by BDO Dunwoody LLP were pre-approved by the Audit Committee.

          The Audit Committee has considered the nature and amount of the fees billed by BDO Dunwoody LLP, Chartered Accountants and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining BDO Dunwoody LLP, Chartered Accountant's independence.

Vote Required and Board Recommendation

          The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to ratify the selection of BDO Dunwoody LLP, Chartered Accountants.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION
OF SELECTION OF BDO DUNWOODY LLP, CHARTERED ACCOUNTANTS, AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM OF OUR COMPANY.

PROPOSAL 3
APPROVAL OF ADOPTION OF DEFERRED SHARE UNIT PLAN

          The DSUP was unanimously approved by the Board on July 23, 2009 subject to and effective upon receipt of all necessary regulatory approvals and stockholder approval. We are awaiting approval of the form of the DSUP by the Exchange.

          For the DSUP to come into effect (and to otherwise comply with the Exchange’s condition of approval), the resolution approving the DSUP, as set out below, must be approved by a majority of the votes cast, other than votes attaching to shares of Common Stock beneficially owned by insiders of our company to whom DSUs may be granted pursuant to the DSUP (i.e. non-employee directors and senior officers), or their associates, at the Meeting. In accordance with the policies of the Exchange, votes attached to insiders’ (i.e. non-employee directors and senior officers) and their associates’ shares of Common Stock will not be counted for the purpose of determining whether shareholder approval of the DSUP has been obtained.

          The DSUP will be open for participation to non-employee directors and senior officers of our company and any of our subsidiaries. The purpose of the DSUP is to provide non-employee directors and senior officers of our company and our subsidiaries with the opportunity to acquire DSUs in order to allow them to participate in the long term success of our company and to promote a greater alignment of interests between our non-employee directors, senior officers and shareholders.

          The following is a summary of the principal terms of the DSUP that is qualified in its entirety by reference to the text of the DSUP, a copy of which is attached hereto Exhibit B. The effective date of the DSUP will be determined upon receipt of approval of the DSUP by the Exchange and our stockholders at the Meeting.

          Pursuant to the DSUP, 1,500,000 shares of Common Stock (approximately 5.1% of the 29,409,420 issued and outstanding shares of Common Stock as of July 23, 2009) will be reserved for issuance under the DSUP. The maximum number of shares of Common Stock that may be reserved for issuance to any one participant pursuant to DSUs granted under the DSUP and any share compensation arrangement is 5% of the number of shares of Common Stock of our company outstanding at the time of reservation and, unless approval is otherwise obtained from the Exchange, as applicable, any grants of DSUs to any one participant may not exceed a value of $100,000 per annum on the date of grant.

          The DSUP will be administered by the Board, which will have full authority to interpret the DSUP, to establish, amend and rescind any rules and regulations relating to the DSUP and to make such determinations as it deems necessary or desirable for the administration of the DSUP. In addition, the Board has the authority to determine which individuals are to be granted DSUs, the number of DSUs to be issued and the terms, including without limitation, vesting, transferability and forfeiture, under which such DSUs are granted.

          Each DSU is equivalent in value to one share of Common Stock. On the voluntary resignation, change of control or termination not for a cause, a recipient of a DSU is entitled to receive, from treasury of our company, in a prescribed manner, the number of shares required to settle the value of the DSUs (less applicable withholding taxes).

          DSUs received by a participant will be credited to an account maintained for the participant on the books of our company. Statements of the DSU accounts will be provided to the participants on an annual basis. A participant’s account will be credited with dividend equivalents in the form of additional DSUs (which will vest in accordance with the vesting schedules of the DSUs that are subject to such dividend equivalent) on each dividend payment date in respect of which normal cash dividends are paid on the shares of Commons Stock.

          Subject to the right of the Board to determine that a DSU may vest on dates different than the dates below or any other vesting requirements (to be set forth in a DSU agreement), a DSU granted to a participant other than a director will vest as follows:

(i)	on the first anniversary of the award date as to one-third (1/3) of the number of DSUs granted;

(ii)	on the second anniversary of the award date as to one-third (1/3) of the number of DSUs granted; and

(iii)	on the third anniversary of the award date as to one-third (1/3) of the number of DSUs granted.

          Subject to the right of the Board to determine that a DSUs may vest on different dates or any other vesting requirements (to be set forth in the DSU agreement), a DSU granted to a participant who is a Director shall vest immediately on the award date.

          Any DSUs outstanding immediately prior to the occurrence of a change in control, but have not vested, become fully vested upon the occurrence of a change in control unless the Board has specified otherwise.

          Upon the voluntary resignation or termination for cause of a participant, all of the participant’s unvested DSUs will be forfeited without any entitlement to such participant. Upon the termination without cause, the disability, or the retirement of a participant, the participant will have a number of DSUs become vested in a prescribed manner. Upon the death of a participant prior to the distribution of the DSUs credited to the account of such participant, a distribution shall be made to the estate of the participant.

          Our company shall not be liable for any tax matters, issues or related tax problems, and for tax imposed on any participant as a result of the crediting, holding or redemption of DSUs, amounts paid or credited to such participant, including the credit conversion of dividends to DSUs, or securities issued to such participant under the DSUP.

          The Board may amend or suspend the DSUP in whole or in part and may at any time terminate the DSUP without prior notice. Stockholder approval will be required for the following types of amendments to the DSUP: (a) amendments to the number of shares of Common Stock issuable under the DSUP; and (b) amendments required to be approved by stockholders under applicable law (including, without limitation, the rules, regulations and policies of the Exchange).

Vote Required and Board Recommendations

          The affirmative vote of the holders of a majority of the shares, other than votes attaching to shares of Common Stock beneficially owned by insiders of our company to whom DSUs may be granted pursuant to the DSUP (i.e. non-employee directors and senior officers), or their associates, present in person or represented by proxy and entitled to vote at the Meeting will be required to approve the adoption of the DSUP, subject to the receipt of approval from the Exchange. In accordance with the policies of the Exchange, votes attached to insiders’ (i.e. non-employee directors and senior officers) and their associates’ shares of Common Stock will not be counted for the purpose of determining whether shareholder approval of the DSUP has been obtained.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF
THE ADOPTION OF THE DEFERRED SHARE PURCHASE PLAN.

PROPOSAL 4
APPROVAL OF INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER
OUR 2005 STOCK OPTION PLAN

          On March 4, 2005, the Board approved the Option Plan for our employees, directors, officers and consultants of our company and our subsidiaries. Under the Option Plan, eligible employees, consultants, and such other persons, other than directors subject to tax in the United States who are not eligible employees, may receive awards of “non-qualified stock options.” Also under the Option Plan, individuals who, at the time of the option grant, are employees of our company or any related company, as defined in the Option Plan, who are subject to tax in the United States, may receive “incentive stock options,” and stock options granted to non-United States residents may receive awards of “options.” The purpose of the Option Plan is to retain the services of valued key employees, directors, officers and consultants and to encourage such persons with an increased incentive to make contributions to our company. The Board increased the number of shares of Common Stock that are issuable under the Option Plan on the dates and in the amounts as follows:

Date	Number of Shares Issuable	Increased Number of Shares Issuable
January 10, 2006	1,200,000 shares	1,800,000 shares
September 5, 2006	1,800,000 shares	2,400,000 shares
August 2, 2007	2,400,000 shares	3,000,000 shares
February 1, 2008	3,000,000 shares	4,260,000 shares

          On August 25, 2009 the Board approved an increase in the number of shares issuable under the Option Plan by 800,000, subject to and effective upon receipt of all necessary regulation and other approvals. The number of shares of Common Stock issuable under the Option Plan, including the increase of 800,000 shares, will represent 17.2% of the outstanding number of shares of Common Stock as of September 4, 2009. The number of shares issuable under the Option Plan, including the increase of 800,000 shares, together with the number of shares issuable under the 2004 Stock Option Plan will represent in aggregate 19.9% of the outstanding number of shares of Common Stock on September 4, 2009. In connection with and contingent upon shareholder and Exchange approval of the increase in the number of shares of Common Stock issuable under the Option Plan, the Board has approved a decrease the number of shares of Common Stock issuable under our ESPP by 800,000 shares.

Vote Required and Board Recommendation

          The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to approve an increase in the number of shares of Common Stock issuable under the Option Plan by 800,000 shares.

THE BOARD RECOMMENDS THAT YOU VOTE FOR AN INCREASE IN THE NUMBER OF SHARES
OF COMMON STOCK ISSUABLE UNDER OUR 2005 STOCK OPTION PLAN BY 800,000.

PROPOSAL 5
APPROVAL OF DECREASE IN THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER
OUR EMPLOYEE SHARE PURCHASE PLAN

          On July 24, 2008, the Board approved the ESPP, which was approved by our shareholders and the Exchange on October 1, 2008. The purpose of the ESPP is to give our employees access to another equity participation vehicle by way of an opportunity to purchase shares of Common Stock through payroll deductions and encourage them to use their combined efforts to improve our profits through increased sales, reduction of costs and increased efficiency. Pursuant to the ESPP, 1,500,000 shares of Common Stock were reserved for issuance under the ESPP upon approval by the shareholders of our company on October 1, 2009. During fiscal year 2009, the company determined that the utilization of the ESPP was less than expected and as a result, determined that the number of shares of common stock issuable under the ESPP could be reduced by 800,000 shares while still achieving the original goals of the ESPP. In connection with and contingent upon shareholder and Exchange approval of the increase in the number of shares of Common Stock issuable under the Plan, the Board has approved a decrease the number of shares of Common Stock issuable under our ESPP by 800,000 shares. The decrease is expected to be equally offset by an increase in the number of shares issuable under the 2005 stock option plan as set out in Proposal 4 herein.

Vote Required and Board Recommendation

          The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to approve a decrease in the number of shares of Common Stock issuable under the ESPP by 800,000 shares.

THE BOARD RECOMMENDS THAT YOU VOTE FOR A DECREASE IN THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER OUR ESPP BY 800,000.

STOCKHOLDER PROPOSALS

          Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next Meeting of stockholders. To be eligible for inclusion in our 2010 proxy statement, your proposal must be received by us no later than 120 days before September 11, 2010 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2010 Meeting, you must comply with the procedures contained in the bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than 120 days before September 11, 2010. While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement relating to our 2010 Meeting stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

          You may write to the Secretary of our company at our principal executive office by sending communications to “The Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 –505 Burrard Street, Box 95, Vancouver, British Columbia, Canada, V7M 1X3, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

ANNUAL REPORT AND FINANCIAL STATEMENTS

          Attention is directed to the financial statements contained in our Annual Report to Stockholders for the year ended April 30, 2009. A copy of the Annual Report to Stockholders has been sent, or is concurrently being sent, to all stockholders of record as of September 4, 2009.

AVAILABILITY OF FORM 10-K

          A copy of our Annual Report on Form 10-K for the fiscal year ended April 30, 2009 which has been filed with the SEC, including the financial statements, but without exhibits, will be provided without charge to any stockholder or beneficial owner of Common Stock upon written request to “The Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7M 1X3.

REGISTRAR AND TRANSFER AGENT

          Our registrar and transfer agent is Valiant Trust Company, Proxy Department, 600 - 750 Cambie Street, Vancouver, British Columbia, Canada V6B 0A2, facsimile: (604) 681-3067, website www.valianttrust.com.

ADDITIONAL INFORMATION

          Additional information relating to our company is available on SEDAR at www.sedar.com and on the SEC website at www.sec.gov. Financial information relating to our company is provided in our company's comparative financial statements and management's discussion and analysis for the financial year ended April 30, 2009. Stockholders may contact our company to request copies of financial statements and management's discussion and analysis at the following address: “The Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7M 1X3.

OTHER MATTERS TO COME BEFORE THE MEETING

          In addition to the matters to be voted upon by the stockholders, we will receive and consider both the Report of the Board to the stockholders, and the financial statements of our company for the years ended April 30, 2009 and April 30, 2008, together with the report of the independent registered public accounting firm thereon. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

          The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

By:

/s/ Terence Matthews
Terence Matthews
Chairman of the Board

Dated: September 4, 2009

EXHIBIT A

CORPORATE GOVERNANCE DISCLOSURE

          The Exchange requires every listed company to disclose on an annual basis its approach to corporate governance. The disclosure noted below is in accordance with National Instrument 58-101 Disclosure of Corporate Governance Practices. The section references are to Form 58-101F2 in accordance with National Instrument 58-101.

1.	Board of Directors

	(i)	Peter Charbonneau, Chris Cooper, Larry Timlick and William Jin are independent directors(1).

	(ii)	Directors that are not considered independent and the basis for that determination are as follows:

Director	Basis for Non-Independence (1)
Mark Bruk

Formerly our Chief Executive Officer of the company, resigning on August 2, 2008. A director who is, or during the past three years was, employed by the company or by any parent or subsidiary of the company, or any of its affiliates for the current year or any of the past three years is considered not independent.

Donovan Jones	Acts as our President and Chief Executive Officer and therefore is an executive officer of the company and not independent.
Owen Matthews

Formerly the Chief Executive Officer of NewHeights Software Corporation, a company acquired by our Company on August 2, 2007. Mr. Owen Matthews resigned as Chief Executive Officer of NewHeights on August 2, 2007. A director who is, or during the past three years was, employed by the company or by any parent or subsidiary of the company, or any of its affiliates for the current year or any of the past three years is considered not independent.

Terence Matthews

Our software revenue for the year ended April 30, 2009, from a corporation of which Mr. Terence Matthews is a controlling shareholder were $1,225,757 (2008 - $2,026,557), which such amount exceeded 5% of our revenues. A director who is a partner in, or a controlling shareholder or an executive officer of, any from which the company received, payments that exceed 5% of the company’s consolidated gross revenues for fiscal 2009, in the current fiscal year is considered not independent.

Greg Pelling

Formerly our Chief Executive Officer from August 2, 2007 until April 30, 2008 and our Chief Strategy Officer from April 30, 2008 until February 11, 2009. A director who is, or during the past three years was, employed by the company or by any parent or subsidiary of the company, or any of its affiliates for the current year or any of the past three years is considered not independent.

(1)	As defined by Rule 4200(a)(15) of the Rules of Nasdaq Marketplace Rules.

2.	Directorships

The following directors are also directors of other reporting issuers (or the equivalent in a foreign jurisdiction), as identified next to their name:

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Director	Reporting Issuers or Equivalent in a Foreign Jurisdiction
Mark Bruk	Kunekt Corporation
Peter Charbonneau	Mitel Networks Corporation, March Networks Corporation
Chris Cooper	Northern Sun Exploration Company Inc., Copacabana Capital Limited, Lagasco Corp., Guildhall Minerals Ltd., Polar Resources Corp, Benchmark Energy Corp.
William Jin	None
Donovan Jones	None
Owen Matthews	None
Terence Matthews	Mitel Networks Corporation, March Networks Corporation, Dragonwave Inc., Bridgewater Systems Corporation
Greg Pelling	None
Larry Timlick	Stage Capital Corp.

3.	Orientation and Continuing Education

(a)

We have a formal process to orient and educate new recruits to the Board regarding the role of the Board, its committees and its directors, as well as the nature and operations of our business. This process provides for an orientation day with key members of the management staff, and further provides key reference and background materials, such as the current board approved business and strategic plan, the most recent board approved budget, the most recent annual report, the audited financial statements and copies of the interim quarterly financial statements. We also provide new directors with the Code of Business Conduct and Ethics and Compliance Program, and the charters for each committee of the Board, each of which has been approved by the Board.

	(b)	The Board does not provide continuing education for its directors. Each director is responsible to maintain the skills and knowledge necessary to meet his or her obligations as directors.

4.	Ethical Business Conduct

The Board has adopted a written code of business conduct and ethics and compliance program (the “Code”). The Code was adopted by the Board on July 16, 2004. The Code has been filed as an Exhibit to our Form 10-KSB filed on July 29, 2004, and amended April 24, 2008, and can be found on our website at www.counterpath.com.

Employees, officers and directors and contractors are required read the Code and acknowledge through signature annually, that they understand the standards and policies contained in the Code and agree to comply fully with the standards, policies and procedures contained in the Code and our company’s related policies and procedures including the obligation to report any suspected violations of the Code.

The Board encourages and promotes a culture of ethical business conduct through the adoption and monitoring of the Code, the insider trading policy, the whistle-blower policy and such other policies that may be adopted from time to time. The Board conducts regular reviews with management for compliance with such policies.

5.	Nomination of Directors

	(i)	Board members are collectively responsible for in identifying new director nominees.

	(ii)	In identifying candidates for membership on the Board, the Board takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career

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specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the Board. As part of the process, the Board is responsible for conducting background searches, and is empowered to retain search firms to assist in the nominations process. Once candidates have gone through a screening process and met with a number of the existing directors, they are formally put forward as nominees for approval by the Board.

6.	Compensation

(i)

The Board has appointed a Compensation Committee, which is responsible for, among other things, developing the Company's approach to executive compensation and periodically reviewing the compensation of the directors.

(ii)

The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our senior officers. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Compensation Committee also administers and implements all of our stock option and other equity-based benefit plans, recommends changes or additions to those plans, and reports to the Board on compensation matters.

7.	Other Board Committees

None other than the audit committee and compensation committee.

8.	Assessments

The Board intends that individual director assessments be conducted by other directors, taking into account each director's contributions at board meetings, service on committees, experience base, and their general ability to contribute to one or more of the Company's major needs. However, due to its stage of development and its need to deal with other urgent priorities, the Board has not yet implemented such a formal process of assessment.

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COUNTERPATH CORPORATION

DEFERRED SHARE UNIT PLAN

1.         INTRODUCTION

1.1      Purpose

The CounterPath Corporation Deferred Share Unit Plan has been established to provide non-employee directors and senior officers of CounterPath Corporation and its subsidiaries with the opportunity to acquire deferred share units in order to allow them to participate in the long term success of CounterPath Corporation and to promote a greater alignment of interests between its non-employee directors, senior officers and shareholders.

1.2	Definitions

	(a)	“Acknowledgement of Recipient” means a document substantially in the form of Schedule “A”;

	(b)	“Affiliate” has the meaning assigned by the Securities Act (British Columbia), as amended from time to time;

	(c)	“Applicable Withholding Taxes” has the meaning set forth in Section 2.3 of the Plan;

	(d)	“Associate” has the meaning assigned by the Securities Act (British Columbia), as amended from time to time or any instrument adopted pursuant to such Act;

(e)

“Award Date” means the date on which a Deferred Share Unit is granted, which date may be on or, if determined by the Board at the time of grant, after the date that the Board resolves to grant the Deferred Share Unit;

	(f)	“Award Market Value” means the volume weighted average closing trading price of the Shares on the Exchange for the five (5) trading days immediately preceding the Award Date;

(g)

“Beneficiary” means a person who, on the date of a Participant’s death, is the person who has been designated as the Participant’s beneficiary, or where no such person has been validly designated by the Participant, or where the person is an individual and does not survive the Participant, the Participant’s legal representative;

	(h)	“Board” means the board of directors of the Corporation;

(i)

“Cause” means, but is not limited to, termination of employment for any of the following actions: theft, dishonesty, misconduct, breach of fiduciary duty, or falsification of any of the Corporation’s documents or records; material failure to abide by code of conduct or other policies; misconduct that results in a required accounting restatement; unauthorized use, misappropriation, destruction or diversion of any of tangible or intangible assets or corporate opportunity; any intentional act which has a material detrimental effect on the Corporation’s reputation or business; repeated failure or inability to perform any reasonable assigned duties after written notice, and a reasonable opportunity to cure such failure or inability; any material breach of failure to cooperate in a corporate investigation; or conviction (including any plea of guilty or nolo contendere) of any

1

criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the person’s ability to perform his duties on the Corporation’s behalf or any other cause as that term is defined by common law applicable in British Columbia;

(j)

“Change in Control” means the occurrence of any of the following: (i) a “Corporate Transaction,” meaning either: the sale, lease, conveyance or other disposition of all or substantially all of the Corporation’s assets to any person, entity or group of persons acting in concert; or a merger, consolidation or other transaction of the Corporation with or into any other corporation, entity or person, other than a transaction in which the holders of at least 50% of the shares of capital stock of the Corporation outstanding immediately prior thereto continue to hold (either by voting securities remaining outstanding or by their being converted into voting securities of the surviving entity or its controlling entity) at least 50% of the total voting power represented by the voting securities of the Corporation or such surviving entity (or its controlling entity) outstanding immediately after such transaction; or (ii) any person or group of persons becoming the “beneficial owner”, directly or indirectly, of securities of the Corporation representing 50% or more of the total voting power represented by the Corporation’s then outstanding voting securities; or (iii) a contest for the election or removal of members of the Board that results in the removal from the Board of at least 50% of the incumbent members of the Board;

(k)

“Committee” means the committee of the Board responsible for recommending to the Board the compensation of the Participants, which at the effective date of the Plan is the Corporation’s Compensation Committee;

(l)	“Corporate Secretary” means the corporate secretary of the Corporation;

(m)

“Corporation” means CounterPath Corporation and its successors and assigns, and any reference in the Plan to activities by the Corporation means action by or under the authority of the Board or the Committee;

(n)

“Deferred Share Unit” means a unit equivalent in value to a Share, under regulation 6801(d) of the Canadian Income Tax Act or successor legislation, credited by means of a bookkeeping entry in the books of the Corporation in accordance with Section 5 and which entitles the holder thereof, at the time specified in the Plan, to receive Shares subject to the provisions of the Plan;

(o)	“Deferred Share Unit Agreement” means the agreement between the Corporation and the Participant evidencing the grant of Deferred Share Units;

(p)

“Director’s Retainer” means the retainer payable to a Non-employee Director for service as a member of the Board during a calendar year and, for greater certainty, shall include, if any, Board or committee chairperson retainers, committee member retainers, Board or committee meeting fees, but shall not include special remuneration for ad hoc services rendered to the Board or any discretionary grant of Deferred Share Units;

(q)

“Disability” shall have the meaning ascribed to such terms in the Corporation’s long-term disability plan provided that the Board’s determination as to whether or not a Participant has incurred a Disability is final and conclusive and binding on all persons;

(r)	“Distribution” means an issuance from the treasury of the Corporation of a number of Shares required to settle the redemption of Deferred Share Units;

(s)

“Distribution Dates” means up to two dates elected by Participants in a timely manner as described below, provided that in no event shall a Participant be permitted to elect a date which is earlier than the ninetieth (90) day following the Separation Date or later than the last business day of the calendar year following the calendar year in which the Separation Date occurs, and provided, further, that for any U.S. taxpayer who is also a “specified employee” (as determined for

2

purposes of Section 409A of the U.S. Internal Revenue Code), the first Distribution Date shall be no earlier than six (6) months following the Separation Date. If no Distribution Date is elected, or if it is not elected in a timely manner, “Distribution Date” shall mean the first business day following the six-month anniversary of the Separation Date. A Distribution Date shall be deemed to be elected “in a timely manner” if it specifies the percentage of the Deferred Share Units the Participant wishes to have distributed to him or her under Section 5.4 of the Plan and the Participant complies with the following rules:

(i)

for Participants who are U.S. taxpayers, the election shall be delivered to the Corporate Secretary in the form prescribed by the Corporation, a copy of which is attached hereto as Schedule “B”, prior to December 31 by current Participants with such election to apply in respect of Deferred Share Units awarded the following calendar years, or for new Participants who are U.S. taxpayers and who are eligible for the first time to participate in the Plan pursuant to Section 3 or Section 4, within 30 days following notice of such eligibility with such election to apply in respect of Deferred Share Units awarded that calendar year of eligibility. Such elections shall be irrevocable; and

(ii)

for Participants resident in Canada only and who are not U.S. taxpayers, the election specifying the first Distribution Date shall be delivered prior to the Separation Date to the Corporate Secretary in the form prescribed by the Corporation, a copy of which is attached hereto as Schedule “C”, and the election, if any, specifying the second Distribution Date shall be delivered in writing to the Corporate Secretary prior to the occurrence of the first Distribution Date;

(t)	“Distribution Value” means the volume weighted average closing trading price of the Shares on the Exchange for the five (5) trading days immediately preceding the Distribution Date;

(u)	“Dividend Equivalents” means a bookkeeping entry whereby each Deferred Share Unit is credited with the equivalent amount of the dividend paid on a Share in accordance with Section 5.2;

(v)

“Dividend Market Value” means the weighted average trading price of the Shares on the Exchange for the five (5) trading days immediately following the dividend record date for the payment of any dividend made on the Shares;

(w)	“Exchange” shall mean the TSX Venture Exchange, or TSX if applicable, or any other exchange on which the Shares of the Corporation trade as approved by the Board;

(x)	“Non-employee Director” means any member of the Board who is not employed by the Corporation or any of its subsidiaries;

(y)	“Participant” means a current or former Non-employee Director or Senior Officer who has been or is eligible to be credited with Deferred Share Units under the Plan;

(z)	“Participant Information” shall have the meaning set forth in Section 2.4;

(aa)	“Plan” means this CounterPath Corporation Deferred Share Unit Plan, as amended from time to time;

(bb)	“Plan Limit” shall have the meaning set forth in Section 2.5;

(cc)	“Retirement” means the termination of employment of a Participant on or after age sixty-five (65) or any such other age as determined from time to time by the Corporation;

(dd)	“Senior Officer” means the president of the Corporation, the chief executive officer of the Corporation, any officer of the Corporation, any executive vice-president of the Corporation, any

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senior vice-president of the Corporation and any vice-president or other employee of the Corporation designated by the Board as a Senior Officer for the purposes of this Plan;

(ee)

“Separation Date” means the date on which a Participant has retired from all positions with the Corporation and its subsidiaries or when a Participant, except as a result of death, has ceased to hold any and all positions with the Corporation and its subsidiaries;

(ff)	“Share” means a common share of the Corporation; and

(gg)	“TSX” means the Toronto Stock Exchange.

1.3      Effective Date of the Plan

The effective date of the Plan shall be the date on which such Plan is approved by shareholders of the Corporation.

2.        ADMINISTRATION

2.1      Administration of the Plan

The Plan shall be administered by the Board, which shall have full authority to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan and to make such determinations as it deems necessary or desirable for the administration of the Plan; and all actions taken and decisions made by the Board in this regard shall be final, conclusive and binding on all parties concerned, including, but not limited to, the Corporation, the Participants and their legal representatives.

Subject to the limitations of the Plan, the Board has the authority, to:

(a)	determine which individuals are to be granted Deferred Share Units and the number of Deferred Share Units to be issued to those Participants;

(b)	determine the terms under which such Deferred Share Units are granted including, without limitation, those related to transferability, vesting and forfeiture;

(c)	prescribe the form of the Plan with respect to a particular grant of Deferred Share Units;

(d)

interpret the Plan and determine all questions arising out of the Plan and any Deferred Share Units granted pursuant to the Plan, which interpretations and determinations will be conclusive and binding on the Corporation and all other affected persons;

(e)	to prescribe, amend and rescind rules and procedures relating to the Plan;

(f)

subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Board may impose, to delegate to one or more officers of the Corporation some or all of its authority under the Plan;

(g)

to employ such legal counsel, independent auditors, third party service providers and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom; and

(h)	make any other determinations that the Board deems necessary or desirable for the administration of the Plan.

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2.2      Determination of Value if Shares Not Publicly Traded

Should the Shares not be publicly traded on the Exchange at the relevant time such that the Distribution Value and/or the Award Market Value and/or the Dividend Market Value cannot be determined in accordance with the formulae set out in the definitions of those terms, such values shall be determined by the Committee acting in good faith, which may include the use of an independent valuation.

2.3	Taxes and Other Source Deductions

(a)

The Corporation shall not be liable for any tax matters, issues or related tax problems, and for any tax imposed on any Participant or any Beneficiary as a result of the crediting, holding or redemption of Deferred Share Units, amounts paid or credited to such Participant (or Beneficiary), including the credit conversion of dividends to Deferred Share Units, or securities issued to such Participant (or Beneficiary) under this Plan;

	(b)	It is the responsibility of the Participant (or Beneficiary) to complete and file any tax returns which may be required under any applicable tax laws within the period prescribed by such laws; and

(c)

The Participant (or Beneficiary) shall pay to the Corporation by wire transfer, certified or cashier's check, promptly upon distribution of Shares or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes (the “Applicable Withholding Taxes”) that the Corporation, in its discretion, determines to result upon Shares distributed upon redemption of Deferred Share Units. Upon approval of the Corporation, a Participant (or Beneficiary) may satisfy such obligation by complying with one or more of the following alternatives selected by the Corporation:

(i)

by delivering to the Company Shares previously held by such Participant (or Beneficiary) or by the Company withholding Shares otherwise deliverable pursuant to the redemption of Deferred Share Units, which Shares received or withheld shall have a fair market value at such date (as determined by the Board) equal to any withholding tax obligations arising as a result of such redemption of Deferred Share Units; or

		(ii)	by complying with any other payment mechanism approved by the Corporation from time to time.

2.4	Information

(a)

Each Participant shall provide the Corporation and the Committee with all the information including, where required, all “personal information” as defined in the Personal Information Protection and Electronic Documents Act (Canada), or any applicable provincial privacy legislation, they require to administer or operate the plan or to permit the participant to participate in the Plan (collectively, the “Participant Information”);

(b)

The Corporation and the Committee may from time to time transfer or provide access to Participant Information to a third party service provider for purposes of the administration of the Plan provided that such service providers will be provided with such information for the sole purpose of providing services to the Corporation in connection with the operation or administration of the Plan and provided further that such service providers agree to take appropriate measures to protect the Participant Information and not to use it for any purpose except to administer or operate the Plan. By participating in the Plan, each Participant acknowledges that Participant Information may be so provided and agrees to its provision on the terms set forth herein, including where applicable, to the transfer of the Participant Information to such third service providers;

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(c)

In addition, Participant Information may be disclosed or transferred to another party during the course of, or completion of, a change in ownership of, the grant of a security interest in, all or part of the Corporation or its affiliates including through an asset or share sale, or some other form of business combination, merger or joint venture, provided that such party is bound by appropriate agreements or obligations and required to use or disclose the Participant Information in a manner consistent with this Section 2.4; and

(d)

Except as contemplated in this Section 2.4, the Corporation and the Committee shall not disclose the Participant Information except in response to regulatory filing requirements or other requirements for the information by a government authority, regulatory body, or a self-regulatory body in which the Corporation participates in order to comply with applicable laws (including, without limitation, the rules, regulations and policies of the Exchange) or for the purpose of complying with a subpoena, warrant or other order by a court, person or body having jurisdiction over the Corporation and/or such persons to compel production of the Participant Information.

2.5	Shares Reserved for Issuance

	(a)	The maximum number of Shares that are issuable under the Plan is 1,500,000 (the “Plan Limit”), subject to adjustment under Section 5.7.

(b)

The maximum number of Shares that may be reserved for issuance to any one Eligible Participant pursuant to Deferred Share Units granted under the Plan and any Share Compensation Arrangement is 5% of the number of Shares of the Corporation outstanding at the time of reservation.

(c)

For purposes of determining the number of Shares that remain available for issuance under the Plan, the number of Shares underlying any grants of Deferred Share Units that are surrendered, forfeited, waived and/or cancelled shall be added back to the Plan Limit and again be available for future grant.

	(d)	Unless approval is otherwise obtained from the Exchange, as applicable, any grants of Deferred Share Units to any one Participant may not exceed an Award Market Value of $100,000 per annum.

2.6	Non-Exclusivity

Nothing contained in this Plan will prevent the Board from adopting other or additional equity compensation arrangements, subject to obtaining the prior approval of the Exchange or any other required regulatory or shareholder approvals.

2.7      Amendment of Plan and Deferred Share Units

The Board may amend, suspend or terminate the Plan at any time, provided that no such amendment, suspension or termination may be made without obtaining any required regulatory approval, including the Exchange, or, if requested by such regulatory authority, any shareholder approval.

Furthermore, no such amendment, suspension or termination may:

(a)	without shareholder approval, increase the maximum number of Shares that may be issued pursuant to Deferred Share Units granted under the Plan; or

(b)

amend, alter or impair in any manner any Deferred Share Units previously granted to a Participant, without the express written consent of said Participant, irrespective of any action taken by the Board pursuant to Section 2.7.

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2.8      Compliance with Laws and Stock Exchange Rules

The Plan, the grant of Deferred Share Units under the Plan and the Corporation’s obligation to issue Shares will be subject to all applicable federal, provincial and foreign laws, rules and regulations under the rules of any stock exchange on which the Shares are listed for trading. Any Shares issued to Participants pursuant to the vesting of Deferred Share Units may be subject to limitation on sale or resale under applicable securities laws.

3.        PAYMENT OF NON-EMPLOYEE DIRECTOR’S RETAINER

The Board shall determine each year the manner in which the Corporation shall pay and/or issue, as the case may be, the Director’s Retainer (i.e., in cash, vested Deferred Share Units or a combination thereof) to such Non-employee Director for services as a member of the Board for the current fiscal year.

4.        GRANTING AND VESTING OF DEFERRED SHARE UNITS

Subject to such other terms and conditions as the as the Board or Committee may prescribe, the Committee may recommend and the Board may, from time to time, approve a grant of Deferred Share Units to a Participant, each of which represents the right of the Participant to receive one Share, subject to the following terms and conditions and shall contain such additional terms and conditions as the Board shall deem appropriate, not inconsistent with the terms of the Plan and applicable laws, regulations and rule.

Subject to the right of the Board to determine that a Deferred Share Unit may vest on dates different than the dates below or any other vesting requirements (to be set forth in the Deferred Share Unit Agreement), a Deferred Share Unit granted to a Participant other than a Director will vest as follows:

(i)	on the first anniversary of the Award Date as to one-third (1/3) of the number of Deferred Share Units granted;

(ii)	on the second anniversary of the Award Date as to one-third (1/3) of the number of Deferred Share Units granted; and

(iii)	on the third anniversary of the Award Date as to one-third (1/3) of the number of Deferred Share Units granted.

Subject to the right of the Board to determine that a Deferred Share Unit may vest on different dates or any other vesting requirements (to be set forth in the Deferred Share Unit Agreement), a Deferred Share Unit granted to a Participant who is a Director shall vest immediately on the Award Date.

5.        DEFERRED SHARE UNITS

5.1      Number of Deferred Share Units

All Deferred Share Units received by a Participant shall be credited to an account maintained for the Participant on the books of the Corporation as of the Award Date, except where Deferred Share Units have been granted pursuant to Section 4, in which case such Deferred Share Units shall be credited to the Participant’s account according to a vesting Schedule “A” recommended by the Committee and approved by the Board at its discretion. Schedule “A” will be kept in the books of the Corporation for each award. Unless otherwise determined by the Board, such Deferred Share Units shall cease to vest on the Separation Date and any Deferred Share Units which have not vested on the Separation Date shall be cancelled. Notwithstanding the foregoing, unless otherwise determined by the Committee or the Board at the Award Date, any Deferred Share Units outstanding immediately prior to the occurrence of a Change in Control, but which are not then vested, shall become fully vested upon the occurrence of a Change in Control. Notwithstanding Section 2.2, in the event that the Change in Control will result in the Shares no longer being publicly traded on the Exchange, prior to the occurrence of the Change in Control the Committee or the Board, acting in good faith, shall determine the formulae that shall be used to determine any Distribution Value and/or the Award Market Value and/or the Dividend Market Value after the occurrence of the Change in Control.

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The number of Deferred Share Units (including fractional Deferred Share Units) to be credited as of the Award Date in respect of the Director’s Retainer shall be determined by dividing (a) the amount of the Director’s Retainer to be paid in Deferred Share Units by (b) the Award Market Value, with fractions computed to three decimal places. The number of Deferred Share Units (including fractional Deferred Share Units) to be credited as of the Award Date in respect of a grant under Section 4 shall be the number of Deferred Share Units as determined by the Board as of the Award Date.

The award of Deferred Share Units to a Participant shall be evidenced by a letter to the Participant from the Corporation in the form attached as Schedule “A”.

5.2      Credits for Dividends

A Participant’s account shall be credited with Dividend Equivalents in the form of additional Deferred Share Units (which shall vest in accordance with the vesting schedules of the Deferred Share Units that are subject to such Dividend Equivalent) on each dividend payment date in respect of which normal cash dividends are paid on the Shares. Such Dividend Equivalents shall be computed by dividing: (a) the amount obtained by multiplying the amount of the dividend declared and paid per Share by the number of Deferred Share Units recorded in the Participant’s account on the record date for the payment of such dividend, by (b) the Dividend Market Value, with fractions computed to three decimal places.

5.3      Reporting of Deferred Share Units

Statements of the Deferred Share Unit accounts will be provided to the Participants on an annual basis.

5.4	Distribution of Deferred Share Units

(a)

Subject to Section 5.4(b), a Participant shall receive, on the applicable Distribution Date, Shares equal to the number of Deferred Share Units recorded in the Participant’s account on the Distribution Date, provided that the Participant has delivered to the Corporation cash, or such other acceptable means to the Corporation as outlined in Section 2.3(c), to pay any Applicable Withholding Taxes. Upon payment in full of the value of the Deferred Share Units, the Deferred Share Units shall be cancelled and no further payments shall be made to the Participant under the Plan.

(b)

Where a Participant resident in Canada only has elected to receive a portion of the Deferred Share Units on two Distribution Dates in accordance with Section 1.2(s), that Participant shall receive (i) on the first Distribution Date Shares equal to the number of Deferred Share Units recorded in the Participant’s account on such date which the Participant has elected to have distributed, provided that the Participant has delivered to the Corporation cash, or such other acceptable means to the Corporation as outlined in Section 2.3(c), to pay any Applicable Withholding Taxes, and (ii) on the second Distribution Date the Participant shall receive Shares equal to the number of Deferred Share Units remaining in the Participant’s account on such date, provided that the Participant has delivered to the Corporation cash, or such other acceptable means to the Corporation as outlined in Section 2.3(c), to pay any Applicable Withholding Taxes. Upon payment in full of the value of the Deferred Share Units, the Deferred Share Units shall be cancelled and no further payments shall be made to the Participant under the Plan. Where a Participant who is a U.S. taxpayer has elected to receive a portion of the Deferred Share Units on either one or two Distribution Dates for each year Deferred Share Units were issued to such Participant in accordance with Section 1.2(s), that Participant shall receive (i) on each first Distribution Date a Shares equal to the number of Deferred Share Units recorded in the Participant’s account on such date which the Participant has elected to have distributed, provided that the Participant has delivered to the Corporation cash, or such other acceptable means to the Corporation as outlined in Section 2.3(c), to pay any Applicable Withholding Taxes, and (ii) on each second Distribution Date the Participant shall receive Shares equal to the number of Deferred Share Units remaining in the Participant’s account on such date provided that the Participant has delivered to the Corporation cash, or such other acceptable means to the Corporation as outlined in Section 2.3(c), to pay any Applicable

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Withholding Taxes. For greater certainty, on the last elected second Distribution Date, the Participant shall also receive Shares equal to the number of Deferred Share Units remaining in the Participant’s account on such date, provided that the Participant has delivered to the Corporation cash, or such other acceptable means to the Corporation as outlined in Section 2.3(c), to pay any Applicable Withholding Taxes. Upon payment in full of the value of the Deferred Share Units, the Deferred Share Units shall be cancelled and no further payment shall be made to the Participant under the Plan.

5.5      Termination of Employment

Unless otherwise determined by the Board, in its sole discretion, or specified in the applicable Deferred Share Unit Agreement:

(a)

Upon the voluntary resignation or the termination for Cause of a Participant, all of the Participant’s Deferred Share Units which remain unvested in the Participant’s Account shall be forfeited without any entitlement to such Participant. A terminated employee shall not be entitled to any new grants after receiving notice of termination, whether such notice is working notice or pay in lieu thereof.

(b)

Upon the termination without Cause, the Disability, or the Retirement of a Participant, the Participant or the Participant’s Beneficiary, as the case may be, shall have a number of Deferred Share Units become vested (in addition to those already vested) in a linear manner equal to the sum for each grant of Deferred Share Units of the original number of Deferred Share Units granted multiplied by the number of completed months of employment since the Award Date divided by the number of months required to achieve the full vesting of such grant of Deferred Share Units reduced by the actual number of Deferred Share Units that have previously become vested in accordance with Section 4. Such vested Deferred Share Units shall be settled in accordance with Section 5.4. Termination without Cause may occur during a Change of Control period, if any of the following conditions occurs without the Senior Officer’s informed written consent, which condition remains in effect ten business days after the Senior Officer’s written notice to the Corporation of such condition: a material adverse change in the Senior Officer’s title, duties or responsibilities; a decrease in the Senior Officer’s base salary rate or target bonus amount; a relocation of the Senior Officer’s work place that increases the Senior Officer’s regular commute by more than 50 miles one-way; or a material breach by the Corporation or its successor of the Plan providing for Change in Control benefits following the consummation of a Change in Control.

5.6      Death of Participant to Distribution

Upon the death of a Participant prior to the distribution of the Deferred Share Units credited to the account of such Participant under the Plan, a Distribution shall be made to the estate of such Participant on or about the thirtieth (30th) day after the Corporation is notified of the death of the Participant. Such Distribution shall be equivalent to the amount which would have been paid or issued to the Participant pursuant to and subject to Section 5.4, calculated on the basis that the day on which the Participant dies is the Distribution Date. Upon payment or issuance in full of the value of all of the Deferred Share Units that become payable or issuable under this Section 5.6, the Deferred Share Units shall be cancelled and no further payments or issuances will be made from the Plan in relation to the Participant.

5.7      Adjustments

In the event of any change in the outstanding Shares by reason of (a) a stock split, spin-off, share dividend or share combination, or (b) reclassification, recapitalization, merger or similar event that results in a holder thereof being entitled to a different class or type of security or other property, the Committee may, subject to applicable law, adjust appropriately the account of each Participant and the Deferred Share Units outstanding under the Plan shall be adjusted in such manner, if any, as the Committee may in its discretion deem appropriate to preserve proportionally the interests of Participants under the Plan.

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6.        GENERAL

6.1      Amendment, Suspension, or Termination of Plan

The Board may from time to time amend or suspend the Plan in whole or in part and may at any time terminate the Plan without prior notice. However, any such amendment, suspension, or termination shall not adversely affect the Deferred Share Units previously granted to a Participant at the time of such amendment, suspension or termination, without the consent of the affected Participant.

If the Board terminates the Plan, no new Deferred Share Units (other than Deferred Share Units referred to in Section 5.2 and Deferred Share Units that have been granted but vest subsequently pursuant to Section 5.1) will be credited to the account of a Participant, but previously credited (and subsequently vesting) Deferred Share Units shall be paid out in accordance with the terms and conditions of the Plan existing at the time of termination. The Plan will finally cease to operate for all purposes when the last remaining Participant receives payment of all Deferred Share Units recorded in the Participant’s account.

6.2	Compliance with Laws

(a)

The administration of the Plan shall be subject to and made in conformity with all applicable laws and any applicable regulations of a duly constituted authority. Should the Committee recommend and the Board, in its sole discretion, determine that it is not feasible or desirable to honor an election in favor of Deferred Share Units due to such laws or regulations, its obligation shall be satisfied by means of an equivalent cash payment (equivalence being determined on a before-tax basis) less any Applicable Withholding Taxes.

(b)

In the event that the Committee recommends and the Board, after consultation with the Corporation’s Chief Financial Officer and external accountants, determines that it is not feasible or desirable to honor an election in favor of Deferred Share Units or to honor any other provision of the Plan (other than the Distribution Date) under generally accepted accounting principles as applied to the Plan and the accounts established under the Plan for each Participant, the Committee shall recommend and the Board shall make such changes to the Plan as the Board reasonably determines, after consultation with the Corporation’s Chief Financial Officer and external accountants, are required in order to avoid adverse accounting consequences to the Corporation with respect to the Plan and the accounts established under the Plan for each Participant, and the Corporation’s obligations under the Plan shall be satisfied by such other reasonable means as the Committee shall in its good faith determine.

6.3	Reorganization of the Corporation

The existence of any Deferred Share Units shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Corporation’s capital structure or its business, or any amalgamation, combination, merger or consolidation involving the Corporation or to create or issue any bonds, debentures, shares or other securities of the Corporation or the rights and conditions attaching thereto or to effect the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

6.4      General Restrictions and Assignment

Except as required by law, the rights of a Participant under the Plan are not capable of being assigned, transferred, alienated, sold, encumbered, pledged, mortgaged or charged and are not capable of being subject to attachment or legal process for the payment of any debts or obligations of the Participant.

Rights and obligations under the Plan may be assigned by the Corporation to a successor in the business of the Corporation.

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6.5      No Right to Service

Neither participation in the Plan nor any action taken under the Plan shall give or be deemed to give any Participant a right to continued appointment as a member of the Board or as a Senior Officer or continued employment with the Corporation and shall not interfere with any right of the shareholders of the Corporation to remove any Participant as a member of the Board or any right of the Corporation to terminate a Senior Officer’s office or employment with the Corporation at any time.

6.6      No Shareholder Rights

Under no circumstances shall Deferred Share Units be considered Shares nor shall they entitle any Participant to exercise voting rights or any other rights attaching to the ownership of Shares, nor shall any Participant be considered the owner of the Shares by virtue of the award of Deferred Share Units, until and unless Shares have been issued or transferred to the Participant upon redemption of his or her Deferred Share Units.

6.7      Units Non-Transferable

Deferred Share Units are non-transferable (except to a Participant’s estate as provided in Section 5.5) and certificates representing Deferred Share Units will not be issued by the Corporation.

6.8      Unfunded and Unsecured Plan

Unless otherwise determined by the Board, the Plan shall be unfunded and the Corporation will not secure its obligations under the Plan. To the extent any Participant or his or her estate holds any rights by virtue of a grant of Deferred Share Units under the Plan, such rights (unless otherwise determined by the Board) shall be no greater than the rights of an unsecured creditor of the Corporation.

6.9      No Other Benefit

No amount will be paid to, or in respect of, a Participant under the Plan to compensate for a downward fluctuation in the price of a Share, nor will any other form of benefit be conferred upon, or in respect of, a Participant for such purpose.

6.10    Governing Law

The Plan shall be governed by, and interpreted in accordance with, the laws of the Province of British Columbia and the laws of Canada applicable therein, without regard to principles of conflict of laws.

6.11     Interpretation

In this text, words importing the singular meaning shall include the plural and vice versa, and words importing the masculine shall include the feminine gender.

6.12    Severability

The invalidity or unenforceability of any provision of this Plan shall not affect the validity or enforceability of any other provision and any invalid or unenforceable provision shall be severed from this Plan.

APPROVED by the Board of CounterPath Corporation on July 23, 2009.

“Terence Matthews”
Terence Matthews
Chairman of the Board

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Personal & Confidential

[Date]

[Name of Non-employee Director/Senior Officer]

Dear [Name]:

Pursuant to this election, we are pleased to advise you that [number] DSUs have been awarded to you at the discretion of the Board of Directors of CounterPath Corporation pursuant to the CounterPath Corporation Deferred Share Unit Plan (the “Plan”) and will be credited to your account in accordance with the following vesting schedule:

Award Date	Vesting Date	Number of DSUs	Award Market Value

In accordance with the terms of the Plan, all DSUs credited to your account will be paid out at the time and in the manner specified in the Plan.

Please complete the attached Acknowledgement of Recipient and return to my attention.

If you have any questions on the above, or would like more details, please do not hesitate to contact me.

Yours truly,

David Karp
Corporate Secretary
Tel: (604) 628-9364
Email: dkarp@counterpath.com

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ACKNOWLEDGEMENT OF RECIPIENT

I, (print name)__________________________________________________________, acknowledge that:

1.	I have received and reviewed a copy of the CounterPath Corporation Deferred Share Unit Plan (the “Plan”) and agree to be bound by it.

2.

The value of a Deferred Share Unit is based on the trading price of a Share and is thus not guaranteed. The eventual value of a Deferred Share Unit on the applicable payment date may be higher or lower than the value of the Deferred Share Unit at the time it was allocated to my account in the Plan.

3.

I will be liable for income and/or withholding taxes when Deferred Share Units (including Dividend Equivalents converted to Deferred Share Units) are paid in cash on a Distribution Date, in accordance with the terms of the Plan. Payments from the Plan shall be net of applicable source deductions. I understand that the Corporation is making no representation to me regarding taxes applicable to me under this Plan and I will confirm the tax treatment with my own tax advisor.

4.

No funds will be set aside to guarantee the payment of Deferred Share Units. Future payments from the Plan are an unfunded liability recorded on the books of the Corporation. Any rights under the Plan by virtue of a grant of Deferred Share Units shall be no greater than the rights of an unsecured creditor.

5.	I understand that:

	(a)	all capitalized terms shall have the meanings attributed to them under the Plan;

	(b)	all payments will be net of any Applicable Withholding Taxes; and

(c)

if I am a Non-employee Director and I resign or am removed from the Board or if I am a Senior Officer and I cease to be employed by the Corporation, unless otherwise determined by the Board, I will forfeit any Deferred Share Units which have not yet vested on such date, as set out in detail in the Plan.

Signature

Name

Date

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SCHEDULE “B”
U.S. TAXPAYER FORM OF ELECTION

FOR TIMING AND AMOUNT OF PAYMENT

THIS ELECTION FORM MUST BE RETURNED TO THE CORPORATE SECRETARY OF THE CORPORATION (AT THE FOLLOWING FAX NUMBER: (604) 320-3399 BY 5:00 P.M. (PACIFIC TIME)) BEFORE DECEMBER 31, 20 . [FOR NEW PARTICIPANTS: WITHIN 30 DAYS OF ELIGIBILITY TO PARTICIPATE]

I am currently a U.S. taxpayer due to my U.S. citizenship or tax residency.

I hereby irrevocably elect the following Distribution Date(s) and amounts:

First Distribution Date: ________days (minimum of 90 days (unless I am a “specified employee” in which case a minimum of 185 days)) following my Separation Date.	Percentage of Deferred Share Units to Distribute to me on the First Distribution Date: ________% (must be in increments of 5%) Will be rounded up to the nearest unit.
Second Distribution Date (optional): ________days (minimum of 90 days (unless I am a “specified employee” in which case a minimum of 185 days)) following my Separation Date.	Remainder of Deferred Share Units will be delivered to me on the Second Distribution Date.

Please note that regardless of the elections above, if either Distribution Date falls on or after December 31 of the calendar year following the year during which the Participant’s Separation Date occurs, then the all amounts credited to a Participant’s account shall be automatically distributed on the business day that immediately precedes such December 31.

Participant Signature

Date

14

SCHEDULE “C”
NON-U.S. TAXPAYER: FORM OF ELECTION

FOR TIMING AND AMOUNT OF PAYMENT

THIS ELECTION FORM MUST BE RETURNED TO THE CORPORATE SECRETARY OF THE CORPORATION (AT THE FOLLOWING FAX NUMBER: (604) 320-3399 BY 5:00 P.M. (PACIFIC TIME)) PRIOR TO THE SEPARATION DATE, WITH RESPECT TO THE FIRST DISTRIBUTION DATE AND PRIOR TO THE FIRST DISTRIBUTION DATE, WITH RESPECT TO THE SECOND DISTRIBUTION DATE.

I hereby irrevocably elect the following Distribution Date(s) and Amounts.

First Distribution Date: ________days (minimum of 90 days) following my Separation Date.	Percentage of Deferred Share Units to Distribute to me on the First Distribution Date: ________% (must be in increments of 5%) Will be rounded up to the nearest unit.
Second Distribution Date (optional): ________days (minimum of 90 days) following my Separation Date.	Remainder of Deferred Share Units will be delivered to me on the Second Distribution Date.

Please note that regardless of the elections above, if either Distribution Date falls on or after December 31 of the calendar year following the year during which the Participant’s Separation Date occurs, then the all amounts credited to a Participant’s account shall be automatically distributed on the business day that immediately precedes such December 31.

Participant Signature

Date

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Proxy	Resolutions (For full details of each item, please see the enclosed Notice of Meetingand Information Circular)
ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF COUNTERPATH CORPORATION			For	Against	Withhold
	1.	To elect as Director, Mark Bruk		N/A
TO BE HELD AT THE VANCOUVER CLUB, 915 WEST HASTINGS STREET, VANCOUVER, BRITISH COLUMBIA ON OCTOBER 22, 2009, AT 2:00 PM (VANCOUVER TIME)	2.	To elect as Director, Peter Charbonneau		N/A
	3.	To elect as Director, Chris Cooper		N/A
	4.	To elect as Director, William Jin		N/A

The undersigned member (“Registered Stockholder”) of the Company hereby appoints, Donovan Jones, the President, Chief Executive Officer and a director of the Company, or failing this person, David Karp, a Chief Financial Officer, Treasurer and Secretary of the Company, or in the place of the foregoing, __________________ (print the name), as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Stockholders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

	5.	To elect as Director, Donovan Jones		N/A
	6.	To elect as Director, Owen Matthews		N/A
	7.	To elect as Director, Terence Matthews		N/A
	8.	To elect as Director, Greg Pelling		N/A
	9.	To elect as Director, Larry Timlick		N/A
	10.	Appointment of BDO Dunwoody, Chartered Accountants, as auditors of the Company		N/A
The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Stockholder as specified herein.	11.	To authorize the Directors to fix the Auditors’ remuneration			N/A
The undersigned Registered Stockholder hereby revokes any proxy previously given to attend and vote at said Meeting.	12.	To approve the Deferred Share Unit Plan			N/A
REGISTERED HOLDER SIGN HERE: _______________________________	13.	To approve the increase in the number of shares issuable under the 2005 Stock Option Plan by 800,000 shares			N/A
DATE SIGNED: ________________________________	14.	To approve the decrease in the number of shares issuable under the Employee Share Purchase Plan by 800,000 shares			N/A
THIS PROXY MUST BE SIGNED AND DATED.
SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.

This form of proxy (“Instrument of Proxy”) must be signed by you, the holder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the holder, for the proxyholder to date this proxy seven (7) calendar days after the date which it was mailed to you, the holder, by Valiant Trust Company.

4.	A holder who wishes to attend the Meeting and vote on the resolutions in person may simply register with the scrutineers before the Meeting begins.

5.	A holder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a holder with respect to a resolution set out in the Instrument of Proxy, the management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and, if applicable, for the nominees of management for directors and auditors as identified in this Instrument of Proxy; OR

(b)           appoint another proxyholder, who need not be a holder of the Company, to vote according to the holder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the holder on any ballot of a resolution that may called for and, if the holder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. If a holder has submitted an Instrument of Proxy, the holder may still attend the Meeting and may vote in person. To do so, the holder must record his/her attendance with the scrutineers before the commencement of the Meeting and in writing, the prior votes.

7.

Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations to matters identified in the Notice of Meeting or other matters which may properly come before the Meeting, as the proxyholder in its sole discretion sees fit.

8.	To be represented at the Meeting, proxies must be submitted no later than forty-eight (“48”) hours, excluding Saturdays, Sundays and holidays, prior to the time of the Meeting or adjournment thereof.

VOTING METHODS

RETURN YOUR PROXY BY MAIL, COURIER, FAX OR EMAIL to VALIANT TRUST COMPANY

If by mail to Suite 600 and if by courier or by hand to Suite 300 at the following address): 750 Cambie Street, Vancouver, British Columbia, V6B 0A2, Attention: Director, Client Services. Fax number 604-681-3067; email: valianttrust@valianttrust. com.